UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12
Quantum-Si Incorporated
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE
This Amendment No. 1 to Schedule 14A amends and restates the Definitive Proxy Statement on Schedule 14A filed by Quantum-Si Incorporated (the “Company”) on April 1, 2024 (the “Original Filing”) related to the Company’s Annual Meeting of Stockholders on May 15, 2024 (the “Annual Meeting”) to (i) change the record date from March 11, 2024 to April 29, 2024, (ii) change the mailing date to May 2, 2024, and make related changes to (a) certain deadlines in the Original Filing, (b) the disclosure of brokerage firms’ authority to vote customers’ unvoted shares held in street name on the proposal to ratify the appointment of our independent registered public accounting firm as our new mailing date is within 15 days of our Annual Meeting date and (c) information regarding our proxy solicitor, and (iii) provide for a full set delivery of proxy materials instead of a notice only delivery.
Except as specifically discussed in this Explanatory Note, this Amendment No. 1 does not modify or update any other disclosures presented in the Original Filing and is the version that will be sent to stockholders.

29 Business Park Drive
Branford, Connecticut 06405
April 29, 2024
To Our Stockholders:
You are cordially invited to attend the 2024 annual meeting of stockholders of Quantum-Si Incorporated to be held at 12:00 p.m., Eastern Time, on Wednesday, May 15, 2024. This year’s annual meeting will be conducted solely via live webcast on the internet. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting https://agm.issuerdirect.com/qsi. You will not be able to attend the annual meeting in person.
Details regarding the meeting, the business to be conducted at the meeting, and information about Quantum-Si Incorporated that you should consider when you vote your shares are described in the accompanying proxy statement.
At the annual meeting, nine persons will be elected to our board of directors. In addition, we will ask stockholders to:
•	ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024,
•	approve the compensation of our named executive officers, as disclosed in this proxy statement,
•
approve proposed amendments (the “Director Cap Amendments”) to our second amended and restated certificate of incorporation, as amended (our “Certificate of Incorporation”), to remove the cap on the number of directors to serve on our board of directors and make related changes to the process for filling newly created directorships or board vacancies, and

•
approve a proposed amendment (the “Sunset Amendment”) to our Certificate of Incorporation to add a provision with respect to the automatic conversion of our Class B common stock effective June 10, 2028, which is seven years from the date of the closing of our business combination by and among Quantum-Si Incorporated (formerly HighCape Capital Acquisition Corp.), Tenet Merger Sub, Inc., and Q-Si Operations Inc. (formerly Quantum-Si Incorporated).

Our board of directors recommends the approval of each of the proposals. Such other business will be transacted as may properly come before the annual meeting.
We hope you will be able to attend the annual meeting. Whether or not you plan to attend the annual meeting, we hope you will vote promptly. Information about voting methods is set forth in the accompanying proxy statement.
Thank you for your continued support of Quantum-Si Incorporated. We look forward to seeing you at the annual meeting.
Sincerely,

Jeffrey Hawkins
President & Chief Executive Officer

29 Business Park Drive
Branford, Connecticut 06405
April 29, 2024
NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
TIME: 12:00 p.m. Eastern Time
DATE: Wednesday, May 15, 2024
ACCESS: https://agm.issuerdirect.com/qsi
This year’s annual meeting will be held virtually via live webcast on the Internet. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting https://agm.issuerdirect.com/qsi. For further information about the virtual annual meeting, please see the Questions and Answers about the Meeting beginning on page 3.
PURPOSES:
1.	To elect nine directors to serve one-year terms expiring in 2025;
2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
3.	To approve, by a non-binding, advisory vote, the compensation of our named executive officers, as disclosed in this proxy statement;
4.
To approve proposed amendments (the “Director Cap Amendments”) to our second amended and restated certificate of incorporation, as amended (our “Certificate of Incorporation”), to remove the cap on the number of directors to serve on our board of directors and make related changes to the process for filling newly created directorships or board vacancies;

5.
To approve a proposed amendment (the “Sunset Amendment”) to our Certificate of Incorporation to add a provision with respect to the automatic conversion of our Class B common stock effective June 10, 2028, which is seven years from the date of the closing of our business combination by and among Quantum-Si Incorporated (formerly HighCape Capital Acquisition Corp.), Tenet Merger Sub, Inc., and Q-Si Operations Inc. (formerly Quantum-Si Incorporated); and

6.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.
WHO MAY VOTE:
You may vote if you were the record owner of Quantum-Si Incorporated Class A common stock or Class B common stock at the close of business on April 29, 2024. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 29 Business Park Drive, Branford, Connecticut 06405.
All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the annual meeting. If you participate in and vote your shares at the annual meeting, your proxy will not be used.
BY ORDER OF OUR BOARD OF DIRECTORS

Jeffrey Hawkins
President & Chief Executive Officer

i

Quantum-Si Incorporated
29 Business Park Drive
Branford, Connecticut 06405
PROXY STATEMENT FOR THE QUANTUM-SI INCORPORATED
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2024
This proxy statement, along with the accompanying notice of 2024 annual meeting of stockholders, contains information about the 2024 annual meeting of stockholders of Quantum-Si Incorporated, including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 12:00 p.m., Eastern Time, on Wednesday, May 15, 2024. This year’s annual meeting will be conducted solely via live webcast on the Internet. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting https://agm.issuerdirect.com/qsi. You will not be able to attend the annual meeting in person.
In this proxy statement, we refer to Quantum-Si Incorporated as “Quantum-Si,” “the Company,” “we” and “us.”
Certain of the number of securities and exercise prices, as applicable, described in this proxy statement have been adjusted as necessary to reflect the number of securities and exercise prices following the consummation of the Business Combination (the “Business Combination”) on June 10, 2021 pursuant to the terms of the Business Combination Agreement, dated as of February 18, 2021 (the “Business Combination Agreement”), by and among HighCape Capital Acquisition Corp., a Delaware corporation (“HighCape” and after the Business Combination, the “Company”), Tenet Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Quantum-Si Incorporated, a Delaware corporation (“Legacy Quantum-Si”). Immediately upon the consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement (collectively, the “Transactions”, and such completion, the “Closing”), Merger Sub merged with and into Legacy Quantum-Si, with Legacy Quantum-Si surviving the Business Combination as a wholly-owned subsidiary of HighCape. In connection with the Transactions, HighCape changed its name to “Quantum-Si Incorporated” and Legacy Quantum-Si changed its name to “Q-SI Operations Inc.”
This proxy statement relates to the solicitation of proxies by our board of directors for use at the annual meeting.
On or about May 2, 2024, we intend to begin sending this proxy statement, the attached notice of 2024 annual meeting of stockholders and the enclosed proxy card to all stockholders entitled to vote at the annual meeting. Although not part of this proxy statement, we are also sending, along with this proxy statement, our 2023 annual report, which includes our financial statements for the fiscal year ended December 31, 2023.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON MAY 15, 2024
This proxy statement, the Notice of Annual Meeting of Stockholders, our form of proxy card and our 2023 annual report to stockholders are available for viewing, printing and downloading at https://agm.issuerdirect.com/qsi. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2023, on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.quantum-si.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Quantum-Si Incorporated, Attn: Investor Relations, 29 Business Park Drive, Branford, Connecticut 06405. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why is the Company Soliciting My Proxy?
Our board of directors is soliciting your proxy to vote at the 2024 annual meeting of stockholders to be held virtually, on Wednesday, May 15, 2024, at 12:00 p.m., Eastern Time, and any adjournments or postponements of the meeting, which we refer to as the annual meeting. This proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.
We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 because you owned shares of our Class A common stock or Class B common stock (together, the “common stock”) on the record date. We intend to commence distribution of the proxy materials to stockholders on or about May 2, 2024.
Why Are You Holding a Virtual Annual Meeting?
This year’s annual meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the annual meeting so they can ask questions of our board of directors or management, as time permits.
How do I access the Virtual Annual Meeting?
The live webcast of the annual meeting will begin promptly at 12:00p.m., Eastern Time. Online access to the webcast will open 15 minutes prior to the start of the annual meeting to allow time for you to log-in and test your device’s audio system. The virtual annual meeting is running the most updated version of the applicable software and plugins. You should ensure you have a strong Internet connection wherever you intend to participate in the annual meeting. You should also allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the annual meeting.
Log-in Instructions. To be admitted to the virtual annual meeting, you will need to log-in at https://agm.issuerdirect.com/qsi.
Will I be able to ask questions and have these questions answered during the Virtual Annual Meeting?
Stockholders may submit questions for the annual meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform at https://agm.issuerdirect.com/qsi.
Appropriate questions related to the business of the annual meeting (the proposals being voted on) will be answered during the annual meeting, subject to time constraints. Any such questions that cannot be answered during the annual meeting due to time constraints will be posted and answered at https://ir.quantum-si.com as soon as practical after the annual meeting. Additional information regarding the ability of stockholders to ask questions during the annual meeting, related to rules of conduct and other materials for the annual meeting will be available at https://agm.issuerdirect.com/qsi.
What Happens if There Are Technical Difficulties During the Annual Meeting?
Beginning 15 minutes prior to, and during, the annual meeting, we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual annual meeting, voting at the annual meeting or submitting questions at the annual meeting. If you encounter any difficulties accessing the virtual annual meeting during the check-in or meeting time, please call 1 877-972-0090 (toll free) or +1 919-481-4000 ext. 807 (international).
Who May Vote?
Only stockholders of record at the close of business on April 29, 2024 will be entitled to vote at the annual meeting. As of the close of business on the record date, there were 141,816,489 shares of our common stock outstanding and entitled to vote, including 121,878,989 shares of Class A common stock and 19,937,500 shares of Class B common stock. Our Class A common stock and Class B common stock are our only classes of voting stock.

If on April 29, 2024 your shares of our common stock were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record.
If on April 29, 2024 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.
You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
How Many Votes Do I Have?
Each share of our Class A common stock that you own entitles you to one vote and each share of our Class B common stock that you own entitles you to twenty votes.
How Do I Vote?
Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted FOR, AGAINST or ABSTAIN for each nominee for director and whether your shares should be voted FOR, AGAINST or ABSTAIN with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our board of directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting.
If your shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer & Trust Company, or you have stock certificates registered in your name, you may vote:
•	By Internet or by telephone. Follow the instructions included in the proxy card to vote over the Internet or by telephone.
•
By mail. You can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our board of directors’ recommendations as noted below.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until the Annual Meeting begins at 12:00 p.m., Eastern Time on May 15, 2024.
If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.
How Does Our Board of Directors Recommend that I Vote on the Proposals?
Our board of directors recommends that you vote as follows:
•	“FOR” the election of the nominees for director;
•	“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024;
•	“FOR” the approval, on a non-binding, advisory basis, of the compensation of our named executive officers, as described in this proxy statement;

•
“FOR” the amendments (the “Director Cap Amendments”) to our second amended and restated certificate of incorporation, as amended (our “Certificate of Incorporation”), to remove the cap on the number of directors to serve on our board of directors and make related changes to the process for filling newly created directorships or board vacancies; and

•
“FOR” the amendment (the “Sunset Amendment”) to our Certificate of Incorporation to add a provision with respect to the automatic conversion of our Class B common stock effective June 10, 2028, which is seven years from the date of the closing of our Business Combination.

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy holder’s best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.
May I Change or Revoke My Proxy?
If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:
•	by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
•	by re-voting by Internet or by telephone as instructed above;
•	by notifying Quantum-Si Incorporated’s Corporate Secretary in writing before the annual meeting that you have revoked your proxy; or
•
by attending the annual meeting and voting at the meeting. Attending the annual meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.
What if I Receive More Than One Notice or Proxy Card?
You may receive more than one proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.
Will My Shares be Voted if I Do Not Vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares does not have authority to vote without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares because it has not received instructions from you.

What Vote is Required to Approve Each Proposal and How are Votes Counted?
Proposal 1: Elect Directors
Each nominee for director who receives the affirmative vote of a majority of the votes cast affirmatively or negatively will be elected to serve until the next annual meeting of shareholders (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee). You may vote either “for” or “against” each of the nominees, or you may “abstain” from voting for one or more nominees. If you “abstain” from voting with respect to one or more nominees, your vote will have no effect on the election of such nominees. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Appointment of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, our audit committee of our board of directors will reconsider its selection.

Proposal 3: Approve a Non-Binding, Advisory Vote on the Compensation of our Named Executive Officers
The affirmative vote of a majority of the votes cast affirmatively or negatively at the annual meeting is required to approve, on a non-binding, advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the compensation committee and our board of directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Proposal 4: Approve the Director Cap Amendments to our Certificate of Incorporation
The affirmative vote of a majority of the voting power of the Company’s outstanding common stock, voting together as a single class is required to approve the Director Cap Amendments to our Certificate of Incorporation. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Abstentions and broker non-votes, if any, will be treated as votes against this proposal.

Proposal 5: Approve the Sunset Amendment to our Certificate of Incorporation
The following votes are required to approve the Sunset Amendment to our Certificate of Incorporation: the (i) affirmative vote of the holders of two-thirds of the outstanding Class B common stock, voting as a separate class, (ii) affirmative vote of a majority of the voting power of the Company’s outstanding common stock, voting together as a single class, and (iii) majority of the votes cast by the holders of the Class B common stock present or represented by proxy at the annual meeting and voting affirmatively or negatively on such matter, voting as a separate class. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Abstentions and broker non-votes, if any, will be treated as votes against this proposal.

Our Chairman of our board of directors, Dr. Rothberg, beneficially owns 100% of our Class B common stock and controls a majority of the voting power of all of our outstanding capital stock. As a result, Dr. Rothberg has the power to elect each of the nominees named in this proxy statement, ratify the appointment of our independent registered public accounting firm, approve, on a non-binding, advisory basis, the compensation of our named executive officers, approve the Director Cap Amendments to our Certificate of Incorporation, and approve the Sunset Amendment to our Certificate of Incorporation. Dr. Rothberg has indicated his intention to vote in favor of each of the Director Cap Amendments proposal and the Sunset Amendment proposal, in which case we would not need any other shares issued and outstanding to vote in favor of the Director Cap Amendments proposal or Sunset Amendment proposal in order to have such proposals approved.
Where Can I Find the Voting Results of the Annual Meeting?
The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
What Are the Costs of Soliciting these Proxies?
We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.
We have engaged InvestorCom LLC (“InvestorCom”) to act as our proxy solicitor in connection with the proposals to be acted upon at our annual meeting. Pursuant to our agreement with InvestorCom, InvestorCom will, among other things, provide advice regarding proxy solicitation issues and solicit proxies from our stockholders on our behalf in connection with the annual meeting. For these services, we will pay a fee of approximately $15,000 plus expenses. Stockholders may reach InvestorCom with questions regarding voting at the annual meeting toll free at (877) 972-0090.
What Constitutes a Quorum for the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.
Attending the Annual Meeting
This year, our annual meeting will be held in a virtual meeting format only. To attend the virtual annual meeting, go to https://agm.issuerdirect.com/qsi shortly before the meeting time, and follow the instructions for downloading the Webcast. You need not attend the annual meeting in order to vote.

Householding of Annual Disclosure Documents
Some brokers or other nominee record holders may be sending you, a single set of our proxy materials if multiple Quantum-Si Incorporated stockholders live in your household. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
We will promptly deliver a separate copy of our proxy materials to you if you write or call our Corporate Secretary at: Quantum-Si Incorporated, 29 Business Park Drive, Branford, Connecticut 06405, or (866) 688-7374. If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.
Electronic Delivery of Company Stockholder Communications
Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.
You can choose this option and save us the cost of producing and mailing these documents by:
•	following the instructions provided on your proxy card;
•	following the instructions provided when you vote over the Internet; or
•	going to https://agm.issuerdirect.com/qsi and following the instructions provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to us regarding the beneficial ownership of our common stock as of March 1, 2024 by:
•	each person known to us to be the beneficial owner of more than 5% of our outstanding common stock;
•	each of our named executive officers and directors; and
•	all of our executive officers and directors of as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days and restricted stock units that vest within 60 days. Shares of Class A common stock issuable upon exercise of options and warrants currently exercisable within 60 days and restricted stock units that vest within 60 days are deemed outstanding solely for purposes of calculating the percentage of total ownership and total voting power of the beneficial owner thereof.
The beneficial ownership of our common stock is based on 121,832,417 shares of our Class A common stock and 19,937,500 shares of our Class B common stock issued and outstanding as of March 1, 2024.
Unless otherwise indicated, we believe that each person named in the table below has sole voting and investment power with respect to all shares of our common stock beneficially owned by them. Unless otherwise indicated, the business address of each of the following entities or individuals is c/o Quantum-Si Incorporated, 29 Business Park Drive, Branford, Connecticut 06405.
Name and Address of Beneficial Owner	Number of shares of Class A Common Stock	%	Number of shares Class B Common stock	%	% of Total Voting Power**
Directors and Named Executive Officers:
Jonathan M. Rothberg, Ph.D.(1)	17,542,082	14.36%	19,937,500	100%	79.97%
Jeffrey Hawkins(2)	1,112,000	*	—	—	*
Jeffry Keyes	—	—	—	—	—
Grace Johnston, Ph.D.(3)	116,666	*	—	—	*
Patrick Schneider, Ph.D.	—	—	—	—	—
Paula Dowdy	—	—	—	—	—
Ruth Fattori(4)	223,554	*	—	—	*
Amir Jafri	—	—	—	—	—
Jack Kenny	—	—	—	—	—
Brigid A. Makes(5)	73,554	*	—	—	*
Scott Mendel	—	—	—	—	—
Kevin Rakin(6)	3,071,054	2.52%	—	—	*
All Current Directors and Executive Officers as a Group (13 Individuals)(7)	22,645,289	18.27%	19,937,500	100%	80.62%
Five Percent Holders:
Jonathan M. Rothberg, Ph.D.(1)	17,542,082	14.36%	19,937,500	100%	79.97%
ARK Investment Management LLC(8)	15,519,332	12.74%	—	—	2.98%
Entities affiliated with Sumitomo Mitsui Trust Holdings, Inc.(9)	8,532,917	7.00%	—	—	1.64%
BlackRock, Inc.(10)	7,203,264	5.91%	—	—	1.38%
*	Indicates beneficial ownership of less than 1%.
**
Percentage of total voting power represents voting power with respect to all shares of our Class A common stock and our Class B common stock as a single class. Each share of our Class B common stock is entitled to 20 votes per share and each share of our Class A common stock is entitled to one vote per share.

(1)
Consists of (i) 17,232,202 shares of our Class A common stock and 19,937,500 shares of our Class B common stock held by Jonathan M. Rothberg, Ph.D., Dr. Rothberg’s spouse, 4C Holdings I, LLC, 4C Holdings V, LLC, JNR TR, LLC, JAR TR, LLC, GBR TR, LLC, NVR TR, LLC, EJR TR, LLC, 2012 JMR Trust Common, LLC and 23rd Century Capital LLC and (ii) 309,880 shares of our Class A common stock issuable upon the exercise of options to purchase shares of our Class A common stock exercisable within 60 days of March 1, 2024 held by Dr. Rothberg. Dr. Rothberg, Legacy Quantum-Si’s (as defined below) founder and our Chairman, is the sole manager of

4C Holdings I, LLC, 4C Holdings V, LLC, JNR TR, LLC, GBR TR, LLC, NVR TR, LLC, EJR TR, LLC and 2012 JMR Trust Common, LLC and has sole voting and investment control of our Class A common stock and our Class B common stock owned by those entities. Dr. Rothberg’s son is the manager of 23rd Century Capital LLC. Dr. Rothberg disclaims beneficial ownership of the shares held by his spouse and 23rd Century Capital LLC.
(2)
Consists of 1,112,200 shares of our Class A common stock issuable upon exercise of options to purchase shares of our Class A common stock exercisable within 60 days of March 1, 2024 held by Mr. Hawkins.

(3)
Consists of 116,666 shares of our Class A common stock issuable upon exercise of options to purchase shares of our Class A common stock exercisable within 60 days of March 1, 2024 held by Dr. Johnston.

(4)
Consists of (i) 151,119 shares of our Class A common stock held by Ms. Fattori, (ii) 59,880 shares of our Class A common stock issuable upon exercise of options to purchase shares of our Class A common stock exercisable within 60 days of March 1, 2024 held by Ms. Fattori, and (iii) 12,555 shares of our Class A common stock issuable upon vesting of RSUs within 60 days of March 1, 2024 held by Ms. Fattori.

(5)
Consists of (i) 13,674 shares of our Class A common stock held by Ms. Makes and (ii) 59,880 shares of our Class A common stock issuable upon exercise of options to purchase shares of our Class A common stock exercisable within 60 days of March 1, 2024 held by Ms. Makes.

(6)
Consists of (i) 13,674 shares of our Class A common stock held by Mr. Rakin, (ii) 59,880 shares of our Class A common stock issuable upon exercise of options to purchase shares of our Class A common stock exercisable within 60 days of March 1, 2024 held by Mr. Rakin, (iii) 64,105 shares of our Class A common stock held by HighCape Partners II, L.P., (iv) 2,362 shares of our Class A common stock issuable upon the exercise of warrants to purchase Class A common stock held by HighCape Partners II, L.P., (v) 2,832,145 shares of our Class A common stock held by HighCape Partners QP II, L.P., and (vi) 98,888 shares of our Class A common stock issuable upon the exercise of warrants to purchase Class A common stock held by HighCape Partners QP II, L.P. Mr. Rakin and Matt Zuga are the managing members of HighCape Capital II GP, LLC, which is the general partner of HighCape Partners II GP, L.P., which is the general partner of each of HighCape Partners II, L.P. and HighCape Partners QP II, L.P., and as a result each may be deemed to share voting and investment discretion with respect to the common stock held by such entities. Mr. Rakin disclaims any beneficial ownership of the securities to be held by HighCape Partners II, L.P. and HighCape Partners QP II, L.P. other than to the extent of any pecuniary interest he may have therein, directly or indirectly. The business address of each of these entities or individuals is 452 Fifth Avenue, 21st Floor, New York, NY 10018.

(7)	See footnotes 1 through 6; also includes Dr. LaPointe, who is an executive officer but not a named executive officer.
(8)
Based on Schedule 13G/A filed by ARK Investment Management LLC (“ARK”) on January 29, 2024. Consists of shares of our Class A common stock held by ARK. The business address of ARK is 3 East 28th Street, 7th Floor, New York, New York 10016.

(9)
Based on Schedule 13G/A filed by Sumitomo Mitsui Trust Holdings, Inc. (“Sumitomo”) on February 5, 2024 reporting that it had shared voting and dispositive power with respect to 8,532,917 shares of our Class A common stock, and beneficial ownership of an aggregate of 8,532,917 shares of our Class A common stock in its capacity as a parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G) under the Securities Exchange Act of 1934 (the “Exchange Act”) and as a non-U.S. institution in accordance with Rule 13d-1(b)(1)(ii)(J) under the Exchange Act. Sumitomo’s Schedule 13G/A also reported that Nikko Asset Management Co., Ltd. (“NAM”) had shared voting and dispositive power with respect to 8,532,917 shares of our Class A common stock and beneficial ownership of an aggregate of 8,532,817 shares of our Class A common stock in its capacity as an investment advisor in accordance with Rule 13d-1(b)(1)(ii)(E) under the Exchange Act, as a parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G) under the Exchange Act and as a non-U.S. institution in accordance with Rule 13d-1(b)(1)(ii)(J) under the Exchange Act. The securities being reported in the Schedule 13G/A filed by each of Sumitomo and NAM, are owned, or may be deemed to be beneficially owned, by their subsidiary Nikko Asset Management Americas, Inc. (“Nikko”), which is classified as an investment advisor in accordance with Rule 13d-1(b)(1)(ii)(E) under the Exchange Act. Sumitomo’s address is 1-4-1 Marunouchi, Chyoda-ku, Tokyo 100-8233, Japan. NAM’s address is Midtown Tower, 9-7-1 Akasaka, Minato-ku, Tokyo 107-6242, Japan. Nikko filed a Schedule 13G/A with the SEC on February 12, 2024, reporting that it had shared voting power with respect to 6,173,291 shares of our Class A common stock, shared dispositive power with respect to 8,532,917 shares of our Class A common stock and beneficial ownership of an aggregate of 8,532,917 shares of our Class A common stock in its capacity as an investment advisor in accordance with Rule 13d-1(b)(1)(ii)(E) under the Exchange Act. Nikko’s address is 605 Third Avenue, 38th Floor, New York, New York 10158.

(10)
Based on Schedule 13G/A filed by BlackRock Inc. (“BlackRock”) on January 29, 2024. Consists of shares of our Class A common stock held by BlackRock. The business address of BlackRock is 50 Hudson Yards, New York, New York 10001.

MANAGEMENT AND CORPORATE GOVERNANCE
Board of Directors and Management
Our bylaws provide that our business is to be managed by or under the direction of our board of directors. Our board of directors currently consists of nine members and each of our directors is elected annually.
On March 20, 2024, our board of directors accepted the recommendation of the nominating and corporate governance committee and voted to nominate Jonathan M. Rothberg, Ph.D., Jeffrey Hawkins, Paula Dowdy, Ruth Fattori, Amir Jafri, Jack Kenny, Brigid A. Makes, Kevin Rakin and Scott Mendel, each currently one of our directors, for election at the 2024 annual meeting of stockholders, to serve until the 2025 annual meeting of stockholders, and until their respective successors have been elected and qualified or subject to their earlier death, resignation or removal.
The following table sets forth certain information concerning our executive officers and directors as of March 21, 2024:
Name	Age	Position
Jeffrey Hawkins	46	President, Chief Executive Officer and Director
Jeffry Keyes	51	Chief Financial Officer and Treasurer
Grace Johnston, Ph.D.	41	Chief Commercial Officer
Christian LaPointe, Ph.D.	53	General Counsel and Corporate Secretary
Jonathan M. Rothberg, Ph.D.	60	Chairman of the Board
Paula Dowdy	58	Director
Ruth Fattori	71	Director
Amir Jafri	57	Director
Jack Kenny	55	Director
Brigid A. Makes	68	Director
Scott Mendel	57	Director
Kevin Rakin	63	Director
Jeffrey Hawkins has served as our Chief Executive Officer and on our board of directors since October 2022. Mr. Hawkins previously served as President and Chief Executive Officer of Truvian Sciences, Inc. from January 2018 through July 2022 and then as a technical advisor from August 2022 through September 2022. As Chief Executive Officer of Truvian Sciences, he led the evolution of the company’s benchtop blood testing system from a product concept through technology feasibility and into late-stage development. Mr. Hawkins also previously served as Vice President and General Manager, Reproductive and Genetic Health at Illumina, Inc. from October 2015 until January 2018, where he oversaw the rapid global growth of next generation sequencing into new and emerging markets. Prior to that, Mr. Hawkins held several senior leadership roles at GenMark Diagnostics, Inc. from December 2009 until October 2015, most recently as Senior Vice President, Global Marketing and Program Management. Mr. Hawkins also previously served as Vice President of Business Development of Osmetech Technology, Inc., a wholly-owned subsidiary of Osmetech plc, and as Vice President of Marketing. Mr. Hawkins also served as Executive Director of Laboratory Marketing for Hologic, Inc., a developer, manufacturer and supplier of medical imaging systems and diagnostic and surgical products. Prior to that, Mr. Hawkins served as Executive Director of Marketing of Third Wave Technologies Inc., a provider of DNA and RNA analysis products to clinical, research and agricultural customers. Prior to Third Wave, Mr. Hawkins held various positions of increasing responsibility in the areas of Marketing, Product Development and Operations for Sysmex America, Inc. and Abbott Laboratories. Mr. Hawkins holds a B.A. in chemistry with honors from Concordia University and an M.B.A. from Keller Graduate School of Management. Mr. Hawkins’ qualifications to serve on our board of directors include his significant leadership experience and his background in life sciences, including in the genetic health industry.
Jeffry Keyes has served as our Chief Financial Officer and Treasurer since May 2023. Mr. Keyes previously served as the Chief Financial Officer of Spinal Elements, Inc., a private equity backed medical device company, from April 2022 to May 2023. Mr. Keyes previously served as the Chief Financial Officer of Custopharm, Inc., a private equity backed developer of generic sterile injectable pharmaceuticals, from April 2018 to August 2022. From September 2012 to April 2018, Mr. Keyes was the Chief Financial Officer and Corporate Secretary of Digirad Corporation, a publicly traded healthcare services and medical device company. From August 2011 until September 2012, Mr. Keyes was Corporate Controller of Sapphire Energy, Inc., a venture capital backed start-up renewable energy company. From April 2011 to August 2011, Mr. Keyes was the Corporate Controller of Advanced BioHealing, Inc., a venture backed provider of regenerative medicine solutions, until its sale to Shire, PLC in August 2011. Prior to April 2011, Mr. Keyes held a variety of leadership roles in life science companies in finance, accounting, and mergers and acquisitions support, and he started his career in public accounting. Mr. Keyes has also served on the board of directors of CNS Pharmaceuticals, Inc., a publicly traded clinical stage biotech company, since June 2018. Mr. Keyes earned a B.A. degree in accounting from Western Washington University and is a certified public accountant.
Grace Johnston, Ph.D. has served as our Chief Commercial Officer since December 2022. She previously served as Chief Commercial Officer at Fortis Life Sciences from September 2020 until December 2022, where she was accountable for organic revenue contribution, annual growth targets, commercial go-to-market strategy, sales and marketing, as well as overall customer experience. Prior to that, Dr. Johnston served in various roles of increasing responsibility at Sartorius AG from March 2016 until September 2020, most recently as Senior Vice President of Lab Product & Services – Marketing and Strategy, and previously as Vice President of Marketing for Essen Bioscience (acquired by Sartorius). Prior to that, Dr. Johnston served in various roles of increasing responsibility at Merck KGaA-Millipore from 2009 to 2016, most recently as Head of Global Market Services & Strategy – Bioscience, and previously as Segment Market Manager and Product Manager Cell Analysis + Cell Culture Systems. Dr. Johnston received her Ph.D. in molecular neuroscience and B.A.s in biology and psychology from the University of Rochester, and participated in the Executive Leadership Program at Harvard Business School.
Christian LaPointe, Ph.D. has served as our General Counsel and Corporate Secretary since the Closing of the Business Combination in June 2021, and had served as General Counsel of Legacy Quantum-Si since November 2020. Prior to joining us, Dr. LaPointe served as General Counsel at ArcherDX, Inc., a genomics company, from January 2015 to August 2019, and as Deputy General Counsel at ArcherDX, Inc. from August 2019 to October 2020. Dr. LaPointe also served as General Counsel to Celsee, Inc., a single-cell analysis solutions provider, from August 2019 to June 2020. Previously, Dr. LaPointe was General Counsel at Thrive Bioscience, Inc., a cell culture instruments and software company, from August 2014 to July 2019, General Counsel of Enzymatics, Inc. from March 2013 to January 2015, General Counsel of Axios Biosciences, LLC, an oncology drug discovery company, from December 2012 to December 2014, and a litigation attorney at the law firm Sherin and Lodgen LLP from April 2012 to March 2013. Dr. LaPointe received his B.S. in biochemistry from the University of New Hampshire, his Ph.D. in biochemistry from Dartmouth College and his J.D. from Suffolk University Law School.
Jonathan M. Rothberg, Ph.D. is the founder of Legacy Quantum-Si and has served as Chairman of our board of directors since the Closing of the Business Combination in June 2021. Dr. Rothberg also served as our Interim Chief Executive Officer from February 2022 to October 2022. Dr. Rothberg had served as the Executive Chairman of Legacy Quantum-Si since December 2015. He previously served as Legacy Quantum-Si’s Chief Executive Officer from December 2015 to November 2020. Dr. Rothberg is a scientist and entrepreneur who was awarded the National Medal of Technology and Innovation, the nation’s highest honor for technological achievement, by President Obama for inventing and commercializing high-speed DNA sequencing. Dr. Rothberg is the founder of the 4Catalyzer (“4C”) medical technology incubator and the founder and Chairman of its companies: Quantum-Si, Butterfly Network, Inc., AI Therapeutics, Inc. (formerly LAM Therapeutics, Inc.), Hyperfine, Inc., identifeye Health Inc. (formerly Tesseract Health, Inc.), Liminal Sciences, Inc. (formerly EpilepsyCo Inc.), Detect, Inc. (formerly Homodeus Inc.) and Protein Evolution, Inc.
These companies focus on using inflection points in medicine, such as deep learning, next-generation sequencing, and the silicon supply chain, to address global healthcare challenges. Additionally, Dr. Rothberg serves as an Adjunct Professor of Research of Genetics at Yale School of Medicine. Dr. Rothberg previously founded and served as Chairman, Chief Executive Officer, and Chief Technology Officer of Ion Torrent Systems, Inc. from 2007 to 2010, and founded and served as Chairman and Chief Executive Officer of RainDance Technologies, Inc. from 2004 to 2009. From 1999 to 2007, Dr. Rothberg co-founded and served as Chairman of ClarifI, Inc., and from 1999 to 2006, he founded and served as Chairman, Chief Executive Officer and Chief Technology Officer of 454 Life Sciences Corporation. With 454 Life Sciences, Dr. Rothberg brought to market the first new way to sequence genomes since Sanger and Gilbert won the Nobel Prize for their method in 1980. With 454’s technology, Dr. Rothberg sequenced the first individual human genome, and with Svante Paabo he initiated the first large-scale effort to sequence ancient DNA (The Neanderthal Genome Project). Prior to 454 Life Sciences, Dr. Rothberg founded and served as Chairman and Chief Executive Officer of CuraGen Corporation from 1993 to 2004. His contributions to the field of genome sequencing include the first non-bacterial cloning method (cloning by limited dilution) and the first massively parallel DNA sequencing method (parallel sequencing by synthesis on a single substrate), concepts that have formed the basis for all subsequent next generation sequencing technologies. Dr. Rothberg is an Ernst and Young Entrepreneur of the Year, is the recipient of The Wall Street Journal’s First Gold Medal for Innovation, SXSW Best in Show, Nature Methods First Method of the Year Award, the Connecticut Medal of Technology, the DGKL Biochemical Analysis Prize, and an Honorary Doctorate of Science from Mount Sinai. Dr. Rothberg is a member of the National Academy of Engineering, a member of the Connecticut Academy of Science and Engineering, a trustee of Carnegie Mellon University and an Adjunct Professor of Genetics at Yale University. Dr. Rothberg previously serviced as Interim Chief Executive Officer of Butterfly Network, Inc. and currently serves as a member of the board of directors of Butterfly Network, Inc. and as a member of the board of directors of Hyperfine, Inc. Dr. Rothberg received his Ph.D., M. Phil. and M.S. in biology from Yale University and his B.S. in chemical engineering from Carnegie Mellon University. Dr. Rothberg’s qualifications to serve on our board of directors include his significant scientific, executive and board leadership experience in the technology industry, as well as his knowledge of our business as Legacy Quantum-Si’s founder.
Paula Dowdy has served on our board of directors since March 2024. Ms. Dowdy has over 35 years of global commercial and operational experience. In additional to her role on our board of directors, Ms. Dowdy is an independent director of SPT Labtech, a world leading lab automation tools company, a position she has held since March 2023. Paula also served on the board as an independent director at AVEVA Group plc, a global publicly traded software company, from March 2019 to March 2023. Ms. Dowdy previously held the position of Senior Vice President and General Manager for Europe, Middle East and Africa at Illumina, Inc., from August 2016 to January 2023. Ms. Dowdy also spent over 20 years at Cisco Systems, Inc., and held various positions in products, services, and software in the United States, and globally, with her last role as Senior Vice President. Ms. Dowdy is a graduate of the University of California, Berkeley, where she earned her B.A. and she received an M.B.A. from Pepperdine University. Ms. Dowdy’s qualifications to serve on our board of directors include her extensive experience in leadership roles at other biotechnology and technology companies.
Ruth Fattori has served on our board of directors since the Closing of the Business Combination in June 2021 and had served on the Legacy Quantum-Si board of directors since March 2021. Since January 2019, Ms. Fattori serves as the Managing Director of Pecksland Partners, a consulting firm dedicated to advising boards of directors, CEOs and senior executives on human resources issues. Since January 2019, she has also served as a Senior Advisor at the Boston Consulting Group supporting their CEO Advisory program and People & Organization Practice. From February 2013 through December 2018, Ms. Fattori served in various roles at PepsiCo, Inc., most recently as Executive Vice President and Chief Human Resources Officer. From 2010 to February 2013, she served as Managing Partner of Pecksland Partners, and from 2008 to 2009 she was Executive Vice President and Chief Administrative Officer for MetLife, Inc. Earlier, she was the Executive Vice President and Chief Human Resources Officer at Motorola, Inc. Ms. Fattori has served as a member of the board of directors of Hyperfine, Inc. since August 2021. Ms. Fattori received her B.S. in mechanical engineering from Cornell University. Ms. Fattori’s qualifications to serve on our board of directors include her extensive executive and human resources management experience.
Amir Jafri has served on our board of directors since September 2023. Mr. Jafri is the founder of Immunicom, Inc., a privately held clinical-stage biotechnology company, and has served as its President and Chief Executive Officer since its inception in 2013. Additionally, Mr. Jafri served as Chief Operating Officer at West Health Institute from February 2010 to January 2011. Prior to West Health, Mr. Jafri was VP/CTO, VP R&D and VP Operations at Cardinal Health (NYSE: CAH) from 2003 to 2010. From 2001 to 2003, he served as VP/General Manager of the healthcare technology practice of the Comsys division of ManpowerGroup (NYSE: MAN), a workplace solutions company. Prior to that, Mr. Jafri founded various healthcare startups that were subsequently acquired. Mr. Jafri has also served as a director of Avive Solutions, Inc., a medical device company, since June 2017. Mr. Jafri received his B.Sc. from Houston Christian University with a double major in chemistry and biology and a minor in History. Mr. Jafri’s qualifications to serve on our board of directors include his operational experience as a founder, executive and director in the healthcare and medical device industries.
John Patrick (“Jack”) Kenny has served on our board of directors since May 2023. Mr. Kenny has over 30 years of operational and commercial leadership experience. Mr. Kenny served as Meridian Bioscience Inc.’s (“Meridian”) Chief Executive Officer and on its board of directors from October 2017 to June 2023. Prior to his role at Meridian, Mr. Kenny served as Senior Vice President and General Manager, North America, of Siemens Healthcare from October 2014 to May 2017. From 2012 to 2014, Mr. Kenny served as Vice President and General Manager, U.S. Region, for Becton Dickinson, Diagnostic Systems. Prior to 2012, he held executive roles at Danaher

Corporation and Quest Diagnostics. Mr. Kenny has served on the board of directors of Biomerica, Inc. since August 2023. Mr. Kenny received his B.S. degree in management systems from Kettering University. Mr. Kenny’s qualifications to serve on our board of directors include his operational experience as the Chief Executive Officer of a publicly traded company, along with his executive leadership in the healthcare and medical device industries.
Brigid A. Makes has served on our board of directors since the Closing of the Business Combination in June 2021. Since February 2022, Ms. Makes has served as Chief Financial Officer of Vivani Medical Inc. Ms. Makes has served as an independent consultant for medical device and healthcare companies since July 2017, specifically advising on financial, funding and strategic responsibilities. From September 2011 to July 2017, Ms. Makes served as Senior Vice President and Chief Financial Officer of Miramar Labs, Inc., a biotechnology company focused on aesthetics and dermatology. From 2006 to 2011, Ms. Makes served as Senior Vice President and Chief Financial Officer of AGA Medical Corporation, a medical device company developing interventional devices for the minimally invasive treatment of structural heart defects and peripheral vascular disorders. Prior to joining AGA, Ms. Makes held various positions at Nektar Therapeutics Inc. from 1999 to 2006, including serving as Chief Financial Officer. Prior to 1999, Ms. Makes also served as Chief Financial Officer at Oravax Inc. and Haemonetics Corporation. Since September 2020, Ms. Makes has served as a member of the board of directors of Elutia Inc. (formerly Aziyo Biologics), a publicly traded regenerative medicine company, where Ms. Makes serves on the audit committee, compensation committee, and nominating and corporate governance committee. From December 2019 to June 2023, Ms. Makes was a member of the board of directors of Mind Medicine (MindMed) Inc., a publicly traded neuro-pharmaceutical company, where Ms. Makes served on the audit committee, and the compensation, nominating and governance committee. Ms. Makes holds an M.B.A. from Bentley University and a Bachelor of Commerce degree in finance & international business from McGill University. Ms. Makes’ qualifications to serve on our board of directors include her extensive executive leadership experience in the healthcare and life sciences industries, her significant corporate finance experience, and her experience serving on the board of directors of other publicly traded companies.
Scott Mendel has served on our board of directors since May 2023. Mr. Mendel has over 30 years of financial and operational leadership experience. Mr. Mendel has served as a member of the board of directors of Visby Medical, Inc. since January 2022 and as a member of the board of directors of Akoya Biosciences, Inc. since June 2021. Mr. Mendel previously served in roles of increasing responsibility at GenMark Diagnostics, Inc., a syndromic molecular diagnostics company focused on infectious disease (acquired by Roche in April 2021), including as Chief Executive Officer from February 2020 to September 2021, as Chief Operating Officer from February 2019 to February 2020, and as Chief Financial Officer from May 2014 to February 2019. Prior to that, Mr. Mendel served as the Chief Financial Officer of The Active Network, Inc., a global software as a service (SaaS) company that provides technology to organizers of events and activities, from March 2010 through its acquisition by the private-equity firm Vista Equity Partners in December 2013. Prior to joining The Active Network, Mr. Mendel held finance positions at General Electric, a diversified technology, media and financial services company, for over 20 years, including as Chief Financial Officer from March 2003 to March 2010 for General Electric’s Healthcare IT division, a leading provider of medical technologies and services. Mr. Mendel earned a B.S. in finance from Indiana University and an M.B.A. from Northwestern University’s Kellogg School of Management. Mr. Mendel’s qualifications to serve on our board of directors include his significant experience in the diagnostics industry, extensive financial knowledge, and his experience serving in leadership roles at other publicly traded companies.
Kevin Rakin has served on our board of directors since June 2020. Mr. Rakin was HighCape’s Chief Executive Officer from June 2020 to June 2021. Since October 2013, Mr. Rakin has been a co-founder and partner of HighCape, and he brings more than 30 years of experience as an executive and investor in the life sciences industry. Most recently, he served as the President of Shire Regenerative Medicine, Inc. (“SRM”) from June 2011 to November 2012. Prior to joining SRM, Mr. Rakin was the Chairman and Chief Executive Officer of Advanced BioHealing, Inc., a venture backed provider of regenerative medicine solutions, until its sale to Shire, PLC in August 2011. Before that, he served as an Executive-In-Residence at Canaan Partners, a venture capital firm. Until its merger with Clinical Data, Inc. in 2005, Mr. Rakin was the co-founder, President and Chief Executive Officer of Genaissance Pharmaceuticals, Inc., a pharmacogenomics company. He is currently on the boards of directors of Elutia, Inc. (formerly Aziyo Biologics, Inc.) (Chairman), Wellinks, Inc., Cybrexa, Inc., Nyxoah S.A., Alphina Therapeutics, LLC, and Modifi Biosciences, Inc. Mr. Rakin previously served on the board of directors of Oramed Pharmaceuticals, Inc., Histogenics Corp., and Tela Bio. Mr. Rakin received his M.B.A. from Columbia University and B.Com. (Hons) from the University of Cape Town, South Africa. Mr. Rakin’s qualifications to serve on our board of directors include his extensive experience in the life sciences industry, as both an executive and an investor and his network of contacts in the industry.

There are no family relationships between or among any of our directors or executive officers.
There are no legal proceedings to which any of our directors or executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.
Director Diversity
Board Diversity Matrix (As of March 21, 2024)

Total Number of Current Directors: 9
	Female	Male	Non- Binary	Did Not Disclose Gender
Gender:
Directors	3	6	0	0
Number of Directors Who Identify in Any of the Categories Below:
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian (other than South Asian)	0	0	0	0
South Asian	0	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	3	4	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	1
Persons with Disabilities	0
Role of Board in Risk Oversight
The board of directors have extensive involvement in the oversight of risk management related to us and our business and will accomplish this oversight through the regular reporting to the board of directors by the audit committee. The audit committee will represent the board of directors by periodically reviewing our accounting, reporting and financial practices, including the integrity of its financial statements, the surveillance of administrative and financial controls and its compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal, internal audit and information technology functions, the audit committee will review and discuss all significant areas of our business and summarize for the board of directors all areas of risk and the appropriate mitigating factors. In addition, the board of directors will receive periodic detailed operating performance reviews from management.
Controlled Company Exemption
Jonathan M. Rothberg, Ph.D. beneficially owns a majority of the voting power of all of our outstanding shares of common stock. As a result, we are a “controlled company” within the meaning of the Nasdaq Listing Rules. Under the Nasdaq Listing Rules, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (1) that a majority of its board of directors consist of independent directors, (2) that its board of directors have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities and (3) that director nominees must either be selected, or recommended for the board’s selection, either by independent directors constituting a majority of the board’s independent directors in a vote in which only independent directors participate, or a nominating and corporate governance committee comprised solely of independent directors with a written charter addressing the committee’s purpose and responsibilities. Nevertheless, we have opted to have a majority of our board of directors be independent, and our compensation committee is comprised of independent directors, as more fully described below.
Composition of the Board of Directors
Our business and affairs are managed under the direction of our board of directors. Our board of directors is declassified, and the directors are elected annually.

Independence of the Board of Directors
Nasdaq rules generally require that independent directors must comprise a majority of a listed company’s board of directors. As a controlled company, we are largely exempt from such requirements. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, we have determined that Paula Dowdy, Ruth Fattori, Amir Jafri, Jack Kenny, Brigid A. Makes, and Scott Mendel, representing six of our directors, are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq.
Board Committees
The standing committees of the board of directors consist of an audit committee, a compensation committee, and a nominating and corporate governance committee. The board of directors may from time to time establish other committees.
Our chief executive officer and other executive officers will regularly report to the non-executive directors and the audit, the compensation, and the nominating and corporate governance committees to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. We believe that the leadership structure of the board of directors will provide appropriate risk oversight of our activities given the controlling interests held by Dr. Rothberg.
Meeting Attendance. During the fiscal year ended December 31, 2023, there were four meetings of our board of directors, and the various committees of the board of directors met a total of 10 times. No director attended fewer than 75% of the total number of meetings of the board of directors and of committees of the board of directors on which such director served during the fiscal year ended December 31, 2023. The board of directors has adopted a policy under which each member of the board of directors makes every effort to but is not required to attend each annual meeting of our stockholders.
Audit Committee
Our audit committee met four times during the fiscal year ended December 31, 2023. The audit committee currently consists of Brigid A. Makes, who serves as the chairperson, Ruth Fattori and Scott Mendel. During the period of January 1, 2023 through May 11, 2023, our audit committee consisted of Ms. Makes (chairperson), Ms. Fattori and Marijn Dekkers, Ph.D. On May 11, 2023, Dr. Dekkers retired from our board of directors and audit committee, and on May 11, 2023, Mr. Mendel joined as a member of our audit committee. Each member of the audit committee qualifies as an independent director under the Nasdaq Listing Rules and the independence requirements of Rule 10A-3 under the Exchange Act.
The board of directors has determined that Ms. Makes qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the Nasdaq Listing Rules.
The purpose of the audit committee is to prepare the audit committee report required by the SEC to be included in our proxy statement and to assist the board of directors in overseeing and monitoring (1) the quality and integrity of the financial statements, (2) compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, and (4) the performance of our independent registered public accounting firm.
The board of directors has adopted a written charter for the audit committee, which is available on our website at https://www.quantum-si.com under Investors — Governance — Governance Documents.
Compensation Committee
Our compensation committee met four times during the fiscal year ended December 31, 2023. The compensation committee currently consists of Ruth Fattori, who serves as the chairperson, Brigid A. Makes and Jack Kenny. During the period of January 1, 2023 through May 11, 2023, our compensation committee consisted of Ms. Fattori (chairperson), Dr. Dekkers and Vikram Bajaj, Ph.D. On May 11, 2023, Dr. Dekkers and Dr. Bajaj retired from our board of directors and compensation committee, and on May 11, 2023, Ms. Makes joined as a member of our compensation committee and on May 19, 2023, Mr. Kenny joined as a member of our compensation committee. At the conclusion of the 2024 annual meeting, the compensation committee will consist of Ruth Fattori (chairperson), Jack Kenny and Amir Jafri.

The purpose of the compensation committee is to assist the board of directors in discharging its responsibilities relating to (1) setting our compensation program and compensation of its executive officers and directors, (2) monitoring our incentive and equity-based compensation plans, (3) preparing the compensation committee report required to be included in our proxy statement under the rules and regulations of the SEC, and (4)overseeing matters relating to human capital management, including reviewing our strategy, objectives, policies and practices in the areas of compensation, benefits, management and leadership development, diversity and equal opportunity and human resource planning.
During the fiscal year ended December 31, 2023, the compensation committee retained Aon’s Human Capital Solutions practices, a division of Aon plc, an independent executive compensation consulting firm (“AON”), as an independent advisor to the compensation committee to provide executive compensation consulting services. AON did not provide any services to the Company other than executive compensation consulting services during the fiscal year ended December 31, 2023. In compliance with the SEC and the Nasdaq Listing Rules, AON provided the compensation committee with a letter addressing each of the six independence factors. Their responses affirm the independence of AON and the partners, consultants, and employees who service the compensation committee on executive compensation matters and governance issues.
The board of directors has adopted a written charter for the compensation committee, which is available on our website at https://www.quantum-si.com under Investors — Governance — Governance Documents.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee met two times during the fiscal year ended December 31, 2023. The nominating and corporate governance committee currently consists of Jack Kenny, who serves as the chairperson, Jonathan M. Rothberg, Ph.D. and Kevin Rakin. Mr. Kenny joined as a member of our nominating and corporate governance committee on May 19, 2023 and began serving as chairperson on September 14, 2023, a role that was previously held by Dr. Rothberg. At the conclusion of the 2024 annual meeting, the nominating and corporate governance committee will consist of Jack Kenny (chairperson), Amir Jafri and Kevin Rakin. The purpose of the nominating and corporate governance committee is to assist the board of directors in discharging its responsibilities relating to (1) identifying individuals qualified to become new board of directors members, consistent with criteria approved by the board of directors, (2) reviewing the qualifications of incumbent directors to determine whether to recommend them for reelection and selecting, or recommending that the board of directors select, the director nominees for the next annual meeting of stockholders, (3) identifying members of the board of directors qualified to fill vacancies on any committee of the board of directors and recommending that the board of directors appoint the identified member or members to the applicable committee, (4) reviewing and recommending to the board of directors corporate governance principles applicable to us, (5) overseeing the evaluation of the board of directors and management and (6) handling such other matters that are specifically delegated to the committee by the board of directors from time to time.
Generally, our nominating and corporate governance committee considers candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. Once identified, the nominating and corporate governance committee will evaluate a candidate’s qualifications in accordance with our Corporate Governance Guidelines. Threshold criteria include: experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication and conflicts of interest. Our nominating and corporate governance committee has not adopted a formal diversity policy in connection with the consideration of director nominations or the selection of nominees. However, the nominating and corporate governance committee will consider issues of diversity among its members in identifying and considering nominees for director, and strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on our board of directors and its committees.
If a stockholder wishes to propose a candidate for consideration as a nominee for election to our board of directors, it must follow the procedures described in our bylaws and in “Stockholder Proposals and Nominations for Director” at the end of this proxy statement. Any such recommendation should be made in writing to the nominating and corporate governance committee, care of our Corporate Secretary at our principal executive office and should be accompanied by the following information concerning each recommending stockholder and the beneficial owner, if any, on whose behalf the nomination is made:
•	all information relating to such person that would be required to be disclosed in a proxy statement;

•	certain biographical and share ownership information about the stockholder and any other proponent, including a description of any derivative transactions in the Company’s securities;
•	a description of certain arrangements and understandings between the proposing stockholder and any beneficial owner and any other person in connection with such stockholder nomination; and
•	a statement whether or not either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of voting shares sufficient to carry the proposal.
•	The recommendation must also be accompanied by the following information concerning the proposed nominee:
•	certain biographical information concerning the proposed nominee;
•	all information concerning the proposed nominee required to be disclosed in solicitations of proxies for election of directors;
•	certain information about any other security holder of the Company who supports the proposed nominee;
•	a description of all relationships between the proposed nominee and the recommending stockholder or any beneficial owner, including any agreements or understandings regarding the nomination; and
•	additional disclosures relating to stockholder nominees for directors, including completed questionnaires and disclosures required by our bylaws.
The board of directors has adopted a written charter for the nominating and corporate governance committee, which is available on our website at https://www.quantum-si.com under Investors — Governance — Governance Documents.
Corporate Governance Guidelines
Our board of directors has adopted corporate governance guidelines in accordance with the Nasdaq Listing Rules that serve as a flexible framework within which our board of directors and its committees operate. These guidelines cover a number of areas including board membership criteria and director qualifications, director responsibilities, board agenda, meetings of non-management directors, committee responsibilities and assignments, board member access to management and independent advisors, director communications with third parties, director compensation, director orientation and continuing education, evaluation of our chief executive officer, and management succession planning. A copy of our corporate governance guidelines is posted on our website at https://www.quantum-si.com under Investors — Governance — Governance Documents.
Policy Anti-Hedging and Pledging
We maintain an Insider Trading Policy that, among other things, generally prohibits all officers, including our NEOs, directors and employees from engaging in “hedging” transactions with respect to our shares. This includes short sales, hedging of share ownership positions, and transactions involving derivative securities relating to our shares. The Insider Trading Policy also generally prohibits borrowing or other arrangements involving the non-recourse pledge of our shares.
Stockholder Communications to the Board of Directors
Generally, stockholders who have questions or concerns should contact our Investor Relations department at 1-866-688-7374 or ir@quantum-si.com. However, any stockholders who wish to address questions regarding our business directly with the board of directors, or any individual director, should direct his or her questions in writing to the Chairman of the board of directors at Quantum-Si Incorporated, 29 Business Park Drive, Branford, Connecticut 06405. Communications will be distributed to the board of directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the board of directors may be excluded, such as: junk mail and mass mailings; resumes and other forms of job inquiries; surveys; and solicitations or advertisements. In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Summary Compensation Table
The following table shows information concerning the annual compensation for services provided to us by our NEOs for the years ended December 31, 2023 and 2022.
Name and Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Jeffrey Hawkins President and Chief Executive Officer(2)	2023	$575,000	$75,000(3)	$—	$402,500	$—	$1,052,500
	2022	$131,771	$75,000(3)	$7,488,365	$—	$—	$7,695,136
Jeffry Keyes Chief Financial Officer and Treasurer(4)	2023	$292,386	$—	$976,038	$116,245	$—	$1,384,669
Grace Johnston, Ph.D. Chief Commercial Officer(5)	2023	$420,000	$—	$510,001	$156,450	$150,000(6)	$1,236,451
	2022	$12,737	$—	$—	$—	$—	$12,737
Patrick Schneider, Ph.D. Former President and Chief Operating Officer(7)	2023	$316,667	$—	$750,957(8)	$—	$356,250(9)	$1,423,874
	2022	$306,771	$400,000	$2,997,070	$177,500	$7,241	$3,888,582
(1)
The amount represents the aggregate grant date fair value for option awards computed in accordance with ASC 718. A discussion of our methodology for determining grant date fair value may be found in Note 2 “Summary of Significant Accounting Policies” in our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

(2)	Mr. Hawkins joined the Company in October 2022 and his salary compensation for 2022 is prorated to reflect his time served as our President and Chief Executive Officer during that year.
(3)
In connection with Mr. Hawkins’ Offer Letter of Employment, Mr. Hawkins received a one-time sign-on bonus of $150,000, of which $75,000 was paid on the first payroll date after his start date and the second half was paid six months after his start date.

(4)	Mr. Keyes joined the Company in May 2023 and his salary compensation for 2023 is prorated to reflect his time served as our Chief Financial Officer and Treasurer during that year.
(5)	Dr. Johnston joined the Company in December 2022 and her salary compensation for 2022 is prorated to reflect her time served as our Chief Commercial Officer during that year.
(6)	In connection with Dr. Johnston’s Offer Letter of Employment, Dr. Johnston received a one-time relocation payment of $150,000 when she relocated from Massachusetts to California in 2023.
(7)
Dr. Schneider joined the Company in May 2022 and his salary compensation for 2022 is prorated to reflect his time served as our President and Chief Operating Officer during that year. Dr. Schneider’s employment ended effective as of August 28, 2023.

(8)
Consists of (i) the grant date fair value of Dr. Schneider’s 2023 option award and (ii) the incremental fair value as of the modification date of the options that were accelerated pursuant to Dr. Schneiders’ Separation Agreement.

(9)
In connection with Dr. Schneiders’ Separation Agreement, Dr. Schneider received a severance payment in an amount equal to nine months base salary and was entitled to the employer portion of Dr. Schneider’s COBRA health insurance for the period ending December 31, 2023.

Employment Arrangements
We entered into an Offer Letters of Employment with Mr. Hawkins, Mr. Keyes, Dr. Johnston, and Dr. Schneider and we entered into a Separation Agreement with Dr. Schneider, the material terms of which are each described below. In addition, each NEO has entered into a confidentiality agreement obligating the officer to refrain from disclosing any of our proprietary information received during the course of employment.
Jeffrey Hawkins
On October 2, 2022, we entered into an Offer Letter of Employment with Mr. Hawkins, effective as of October 10, 2022. Pursuant to the terms of his Offer Letter, Mr. Hawkins’ annual base salary is $575,000. Mr. Hawkins is eligible to receive an annual discretionary bonus with a target of 100% of his base salary. Mr. Hawkins received a one-time sign-on bonus in the amount of $150,000, of which $75,000 was paid on the first payroll date after his start date and the second half was paid six months after his start date. Such payment was recoverable in full by us in the event that Mr. Hawkins voluntarily terminated his employment with us or was terminated for “cause” prior to the 12-month anniversary of his start date.

The Offer Letter further provides that Mr. Hawkins receive an award of 4,170,000 stock options to purchase shares of our Class A common stock, which was granted to Mr. Hawkins on November 9, 2022, with 20% of the stock options to vest on the last day of the calendar quarter of the one-year anniversary of his start date, and 1.66% to vest monthly at the end of each month thereafter. In addition, the Offer Letter provides that, as an inducement award material to Mr. Hawkins entering into employment with the Company, pursuant to Nasdaq Rule 5635(c)(4), Mr. Hawkins receive an award of (i) 1,390,000 performance-based stock options to purchase shares of our Class A common stock, which was granted to Mr. Hawkins on November 9, 2022, and which vest in full if within 1.5 years of his start date the Class A common stock closing price is at least $10.00 for 20 out of 30 consecutive trading days (the “1.5X Option”), and (ii) 1,390,000 performance-based stock options to purchase shares of our Class A common stock, which was granted to Mr. Hawkins on November 9, 2022, and which vest in full if within 3.5 years of his start date the Class A common stock closing price is at least $20.00 for 20 out of 30 consecutive trading days (the “3.5X Option”). On March 10, 2024, our board of directors approved amendments to the 1.5X Option and the 3.5X Option as follows, effective as of March 15, 2024 (the “Option Amendment Date”): (A) the 1.5X Option shall be amended such that (i) 695,000 shares shall vest if within 3 years of the Option Amendment Date the closing price of the Class A common stock is at least $6.00 (as adjusted) for 20 out of 30 consecutive trading days and (ii) 695,000 shares shall vest if within 3 years of the Option Amendment Date the closing price of the Class A common stock is at least $8.00 (as adjusted) for 20 out of 30 consecutive trading days, and (B) the 3.5X Option shall be amended such that (i) 695,000 shares shall vest if within 3 years of the Option Amendment Date the closing price of the Class A common stock is at least $10.00 (as adjusted) for 20 out of 30 consecutive trading days and (ii) 695,000 shares shall vest if within 3 years of the Option Amendment Date the closing price of the Class A common stock is at least $12.00 (as adjusted) for 20 out of 30 consecutive trading days.
Jeffry Keyes
On April 27, 2023, we entered into an Offer Letter of Employment with Mr. Keyes, effective as of the May 15, 2023. Pursuant to the terms of his Offer Letter, Mr. Keyes’ annual base salary is $465,000. Mr. Keyes is eligible to receive an annual discretionary bonus with a target of 50% of his base salary.
The Offer Letter further provides that Mr. Keyes received the following equity awards on May 15, 2023 as an inducement material to Mr. Keyes entering into employment with the Company, pursuant to Nasdaq Rule 5635(c)(4): (1) 1,000,000 stock options to purchase shares of Class A common stock, with 25% of the stock options to vest on the last day of the calendar quarter of the one-year anniversary of his start date, and 2.083% to vest monthly at the end of each month thereafter; (2) 500,000 performance-based stock options to purchase shares of Class A common stock, which will vest in full if within one year of his start date the Class A common stock closing price is at least $10.00 (as adjusted) for 20 out of 30 consecutive trading days (the “1X Option”); and (3) 500,000 performance-based stock options to purchase shares of Class A common stock, which will vest in full if within three years of his start date the Class A common stock closing price is at least $20.00 (as adjusted) for 20 out of 30 consecutive trading days (the “3X Option”). On March 8, 2024, our compensation committee approved amendments to the 1X Option and the 3X Option as follows, effective as of the Option Amendment Date: (A) the 1X Option shall be amended such that (i) 250,000 shares shall vest if within 3 years of the Effective Date the closing price of the Class A common stock is at least $6.00 (as adjusted) for 20 out of 30 consecutive trading days and (ii) 250,000 shares shall vest if within 3 years of the Option Amendment Date the closing price of the Class A common stock is at least $8.00 (as adjusted) for 20 out of 30 consecutive trading days, and (B) the 3X Option shall be amended such that (i) 250,000 shares shall vest if within 3 years of the Option Amendment Date the closing price of the Class A common stock is at least $10.00 (as adjusted) for 20 out of 30 consecutive trading days and (ii) 250,000 shares shall vest if within 3 years of the Option Amendment Date the closing price of the Class A common stock is at least $12.00 (as adjusted) for 20 out of 30 consecutive trading days.
Grace Johnston, Ph.D.
On December 8, 2022, we entered into an Offer Letter of Employment with Dr. Johnston. Pursuant to the terms of her Offer Letter, Dr. Johnston’s annual base salary is $420,000. Dr. Johnston is eligible to receive an annual discretionary bonus with a target of 50% of her base salary. Dr. Johnston received a one-time relocation payment in the amount of $150,000, in connection with her relocation from Massachusetts to California. Such payment was recoverable in full by us in the event that Dr. Johnston voluntarily terminated her employment with us or was terminated for “cause” prior to the 12-month anniversary of her start date.

The Offer Letter further provides that Dr. Johnston receive 350,000 stock options to purchase shares of Class A common stock, with 25% of the stock options to vest on the last day of the calendar quarter of the one-year anniversary of her start date, and 2.083% to vest monthly at the end of each month thereafter.
Patrick Schneider, Ph.D.
On April 26, 2022, we entered into an Offer Letter of Employment with Dr. Schneider, effective as of May 9, 2022. Pursuant to the terms of his Offer Letter, Dr. Schneider’s annual base salary was $475,000. Dr. Schneider was eligible to receive an annual discretionary bonus with a target of 80% of his base salary. Mr. Schneider received a one-time sign-on bonus in the amount of $400,000.
The Offer Letter further provided that Dr. Schneider receive an award of 1,000,000 stock options to purchase shares of our Class A common stock, with 25% of the stock options to vest on the last day of the calendar quarter of the one-year anniversary of his start date, and 2.083% to vest monthly at the end of each month thereafter. In addition, the Offer Letter provided that Dr. Schneider receive an award of (i) 500,000 performance-based stock options to purchase shares of our Class A common stock, which would vest in full if within 2 years of his start date the Class A common stock closing price is at least $10.00 for 20 out of 30 consecutive trading days, and (ii) 500,000 performance-based stock options to purchase shares of our Class A common stock, which would vest in full if within 4 years of his start date the Class A common stock closing price is at least $20.00 for 20 out of 30 consecutive trading days.
Dr. Schneider’s employment ended effective as of August 28, 2023. On September 1, 2023, we entered into a Separation Agreement (the “Separation Agreement”) with Dr. Schneider. The Separation Agreement provides, among other things, for (i) separation pay to Dr. Schneider equal to $356,250; (ii) if Dr. Schneider enrolls in coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), payment of the employer portion of Dr. Schneider’s COBRA health insurance for the lesser of the period ending May 31, 2024 and the month in which Dr. Schneider becomes eligible to participate in a subsequent employer’s COBRA benefits; and (iii) vesting of 291,666 stock options previously awarded to Dr. Schneider, with all his remaining options forfeited. The Separation Agreement also included a release and waiver by Dr. Schneider and other customary provisions.

Outstanding Equity Awards at 2023 Fiscal Year-End
The following table shows information regarding outstanding equity awards held by the NEOs as of December 31, 2023. Dr. Schneider’s employment ended effective as of August 28, 2023 and his outstanding options expired prior to December 31, 2023.
Name	Grant Date	Option Awards
		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity incentive plan awards: number of securities underlying unexercised Unearned options	Option Exercise Price	Options Expiration Date
Jeffrey Hawkins	11/9/2022	834,000	3,336,000(1)	—	$2.40	11/9/2032
	11/9/2022	—	—	1,390,000(2)	$2.40	11/9/2032
	11/9/2022	—	—	1,390,000(3)	$2.40	11/9/2032
Jeffry Keyes	5/15/2023	—	1,000,000(4)	—	$1.42	5/15/2033
	5/15/2023	—	—	500,000(5)	$1.42	5/15/2033
	5/15/2023	—	—	500,000(6)	$1.42	5/15/2033
Grace Johnston, Ph.D.	1/17/2023	87,500	262,500(7)	—	$2.37	1/17/2033
(1)
Represents an option to purchase our Class A common stock granted on November 9, 2022. The shares underlying this option vest, subject to continued service, 20% on December 31, 2023 and then equal monthly installments beginning on January 31, 2024.

(2)
Represents an option to purchase our Class A common stock granted on November 9, 2022. On March 15, 2024, the vesting of the award was amended such that the award shall vest, subject to continued service, such that (i) 695,000 shares shall vest if within 3 years of the Option Amendment Date the closing price of the Class A common stock is at least $6.00 (as adjusted) for 20 out of 30 consecutive trading days and (ii) 695,000 shares shall vest if within 3 years of the Option Amendment Date the closing price of the Class A common stock is at least $8.00 (as adjusted) for 20 out of 30 consecutive trading days.

(3)
Represents an option to purchase our Class A common stock granted on November 9, 2022. On March 15, 2024, the vesting of the award was amended such that the award shall vest, subject to continued service, such that (i) 695,000 shares shall vest if within 3 years of the Option Amendment Date the closing price of the Class A common stock is at least $10.00 (as adjusted) for 20 out of 30 consecutive trading days and (ii) 695,000 shares shall vest if within 3 years of the Option Amendment Date the closing price of the Class A common stock is at least $12.00 (as adjusted) for 20 out of 30 consecutive trading days.

(4)
Represents an option to purchase our Class A common stock granted on May 15, 2023. The shares underlying this option vest, subject to continued service, 25% on May 15, 2024 and then equal monthly installments beginning on January 31, 2024.

(5)
Represents an option to purchase our Class A common stock granted on May 15, 2023. On March 15, 2024, the vesting of the award was amended such that the award shall vest, subject to continued service, such that (i) 250,000 shares shall vest if within 3 years of the Option Amendment Date the closing price of the Class A common stock is at least $6.00 (as adjusted) for 20 out of 30 consecutive trading days and (ii) 250,000 shares shall vest if within 3 years of the Option Amendment Date the closing price of the Class A common stock is at least $8.00 (as adjusted) for 20 out of 30 consecutive trading days.

(6)
Represents an option to purchase our Class A common stock granted on May 15, 2023. On March 15, 2024, the vesting of the award was amended such that the award shall vest, subject to continued service, such that (i) 250,000 shares shall vest if within 3 years of the Option Amendment Date the closing price of the Class A common stock is at least $10.00 (as adjusted) for 20 out of 30 consecutive trading days and (ii) 250,000 shares shall vest if within 3 years of the Option Amendment Date the closing price of the Class A common stock is at least $12.00 (as adjusted) for 20 out of 30 consecutive trading days.

(7)
Represents an option to purchase our Class A common stock granted on May 9, 2022. The shares underlying this option vest, subject to continued service, 20% on December 31, 2023 and then equal monthly installments beginning on January 31, 2024.

Pension Benefits
We do not have any qualified or non-qualified defined benefit plans.
Nonqualified Deferred Compensation
We do not have any nonqualified defined contribution plans or other deferred compensation plan.
Employee Benefits
Our NEOs participate in employee benefit programs available to our employees generally, including medical and dental insurance and a tax-qualified 401(k) plan.

Potential Payments upon Termination or Change-In-Control
Severance Plan
On June 29, 2021, the compensation committee adopted the Quantum-Si Incorporated Executive Severance Plan (the “Severance Plan”). Eligible participants in the Severance Plan include our Chief Executive Officer and our other executive officers, including the NEOs.
Under the Severance Plan, if we terminate a participant’s employment without cause (as defined in the Severance Plan) at any time other than during the twelve month period following a Change in Control (as such term is defined below) (the “Change in Control Period”) then the participant is eligible to receive the following benefits:
•
Severance payable in the form of salary continuation or a lump sum payment. The severance amount is equal to participant’s then-current base salary times a multiplier determined based on the participant’s title or role with us. The multiplier for our Chief Executive Officer is 1.0 and the multiplier for our other executive officers is 0.75.

•
The portion of any outstanding unvested equity award that would vest on an annual cliff vesting date in accordance with the terms of the award during the three months following the participant’s termination date will vest as of the date the termination of such participant’s employment becomes effective.

•	We will pay for company contribution for continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) during the severance period.
Under the Severance Plan, if we terminate a participant’s employment without cause or participant resigns for good reason, during the Change in Control Period, then the participant is eligible to receive the following benefits:
•
Severance payable in a single lump sum. The severance amount is equal to participant’s then-current base salary and then-current target annual bonus opportunity, times a change in control multiplier determined based on the participant’s title or role with us. The multiplier for our Chief Executive Officer is 1.5 and the multiplier for our other executive officers is 1.0.

•
Any outstanding unvested equity awards held by the participant under any then-current outstanding equity incentive plan(s) will become fully vested as of the date the termination of such participant’s employment becomes effective.

•	We will pay for company contribution for continuation coverage under COBRA during the severance period.
•
A participant’s rights to any severance benefits under the Severance Plan are conditioned upon the participant executing and not revoking a valid separation and general release of claims agreement in a form provided by us.

The term Change in Control under the Severance Plan means the occurrence of any of the following events:
(i)
any person or group of persons (other than the Company or its affiliates) becomes the owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding voting securities (the “Outstanding Company Voting Securities”) (but excluding any bona fide financing event in which securities are acquired directly from the Company); or

(ii)
the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation (i) that results in the Outstanding Company Voting Securities immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the Outstanding Company Voting Securities (or such surviving entity or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof) outstanding immediately after such merger or consolidation, or (ii) immediately following which the individuals who comprise the board of directors immediately prior thereto constitute at least a majority of the board of directors of the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof; or

(iii)
the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (i) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least

50% of the combined voting power of the voting securities of which are owned directly or indirectly by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (ii) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the board of directors immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof;
(iv)
provided that with respect to Sections (i), (ii) and (iii) above, a transaction or series of integrated transactions will not be deemed a Change in Control (A) unless the transaction qualifies as a change in control within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended, or (B) if following the conclusion of the transaction or series of integrated transactions, the holders of the Company’s Class B common stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate voting power in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

Director Compensation
The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2023 to each of our non-employee directors. Directors who are employed by us are not compensated for their service on our board of directors.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Jonathan M. Rothberg, Ph.D.	$113,142	—	$355,020(3)	—	$468,162
Ruth Fattori	$75,000	—	$99,999	—	$174,999
Amir Jafri	$13,723	$200,000	—	—	$213,723
Jack Kenny	$39,904	$199,999	—	—	$239,903
Brigid A. Makes	$74,780	—	$99,999	—	$174,779
Scott Mendel	$38,242	$199,999	—	—	$238,241
Michael Mina, M.D., Ph.D.(4)	$54,000	—	$99,999	$4,000(5)	$157,999
Kevin Rakin	$55,000	—	$99,999	—	$154,999
Paula Dowdy(6)	—	—	—	—	—
Vikram Bajaj, Ph.D.(7)	—	—	—	—	—
Marijn Dekkers, Ph.D.(8)	$24,478	—	—	—	$24,478
(1)	Amounts represent fees earned during 2023 under our Non-Employee Director Compensation Policy.
(2)
Amount represents the aggregate grant date fair value for options and RSUs, computed in accordance with FASB ASC Topic 718. Each non-employee director serving as a director at the time was granted 120,481 stock options on May 12, 2023. Mr. Kenny was granted 114,285 RSUs on May 22, 2023 upon his appointment as a director. Mr. Jafri was granted 115,942 RSUs on September 25, 2023 upon his appointment as a director. A discussion of the assumptions used in determining grant date fair value may be found in Note 2 “Summary of Significant Accounting Policies” in our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. The shares underlying the stock options vest on May 9, 2024, subject to the director’s continued service through the applicable vesting date. See also footnote 5.

(3)
Pursuant to the Advisory Agreement (as defined below), as compensation for the services provided thereunder, in March 2023, we granted to Dr. Rothberg an option to purchase 250,000 shares of our Class A common stock pursuant to the 2021 Plan. A discussion of the terms of the Advisory Agreement can be found below under “Certain Relationships and Related Transactions, and Director Independence — Advisory Agreement with Jonathan M. Rothberg, Ph.D.”

(4)	Dr. Mina retired from our board of directors in February 2024.
(5)
On February 24, 2022, we and Michael Mina, M.D., Ph.D. entered into a scientific advisory board agreement. Under the terms of the scientific advisory board agreement, Dr. Mina received $4,000 for service to us during the year ended December 31, 2023.

(6)	Ms. Dowdy joined our board of directors in March 2024.
(7)	Dr. Bajaj retired from our board of directors in May 2023.
(8)	Dr. Dekkers retired from our board of directors in May 2023.

The following table shows the aggregate number of shares subject to options and RSUs held by each of our non-employee directors as of December 31, 2023.
Name	Number of Stock Options Held at Fiscal Year-End	Number of Restricted Stock Units Held at Fiscal Year-End
Jonathan M. Rothberg, Ph.D.	430,361	6,838
Ruth Fattori	19,393	180,361
Amir Jafri	—	115,942
Jack Kenny	—	114,285
Brigid A. Makes	6,838	180,361
Scott Mendel	—	141,843
Michael Mina, M.D., Ph.D.	6,838	188,361
Kevin Rakin	6,838	180,361
Paula Dowdy	—	—
Vikram Bajaj, Ph.D.	—	—
Marijn Dekkers, Ph.D.	—	—
Non-Employee Director Compensation Policy
We have a non-employee director compensation policy, which was adopted in June 2021 and amended in November 2022 and February 2024. Pursuant to the policy, the annual retainer for non-employee directors is $50,000. Annual retainers for the Chairman of the board of directors and committee membership are as follows:
Position	Retainer
Chairman of the board of directors	$50,000
Audit committee chairperson	$20,000
Audit committee member	$10,000
Compensation committee chairperson	$15,000
Compensation committee member	$7,500
Nominating and corporate governance committee chairperson	$10,000
Nominating and corporate governance committee member	$5,000
These fees are payable in arrears in quarterly installments as soon as practicable following the last business day of each fiscal quarter, provided that the amount of such payment will be prorated for any portion of such quarter that a director is not serving on our board of directors, on such committee or in such position. Non-employee directors are also reimbursed for reasonable out-of-pocket business expenses incurred in connection with attending meetings of the board of directors and any committee of the board of directors on which they serve and in connection with other business related to the board of directors. Directors may also be reimbursed for reasonable out-of-pocket business expenses in accordance with our travel and other expense policies, as may be in effect from time to time.
In addition, we grant to new non-employee directors upon their initial election to our board of directors (including any non-employee director whose election to our board of directors was approved at the special meeting of stockholders held on June 9, 2021) a number of RSUs having an aggregate fair market value equal to $285,000, determined by dividing (A) $285,000 by (B) the closing price of our Class A common stock on Nasdaq on the date of the grant (rounded down to the nearest whole share), on the first business day after the date that the non-employee director is first appointed or elected to the board of directors. Each of these grants shall vest in equal annual installments over three years from the date of the grant, subject to the director’s continued service as a director on the applicable vesting dates.
Further, in connection with each of our annual meetings of stockholders, each non-employee director automatically receives an option to purchase shares of our Class A common stock having an aggregate grant date fair value of $145,000, valued based on a Black-Scholes valuation method (rounded down to the nearest whole share), each year beginning in 2024 on the first business day after our annual meeting of stockholders. Each of these options has a term of 10 years from the date of the award and vests at the end of the period beginning on the date of each regular annual meeting of stockholders and ending on the date of the next regular annual meeting of stockholders, subject to the director’s continued service through the applicable vesting date.

PAY VERSUS PERFORMANCE
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officers (“PEOs”) and Non-PEO NEOs and Company performance for the fiscal years listed below.
Year	Summary Compensation Table Total for John Stark[1] ($)	Summary Compensation Table Total for Jonathan Rothberg[1] ($)	Summary Compensation Table Total for Jeffrey Hawkins[1] ($)	Compensation Actually Paid to John Stark[1,2,3] ($)	Compensation Actually Paid to Jonathan Rothberg[1,2,3] ($)	Compensation Actually Paid to Jeffrey Hawkins[1,2,3] ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on: TSR ($)	Net Income ($ Millions)
2023	—	—	1,052,500	—	—	1,917,506	1,348,331	986,477	20.62	(96.0)
2022	816,001	501,673	7,695,136	(10,089,326)	(8,701,847)	6,119,261	2,784,781	1,421,149	18.77	(132.4)
2021	16,540,942	—	—	14,980,020	—	—	1,981,868	2,236,434	80.72	(95.0)
1.
Jeffrey Hawkins was our PEO for 2023. John Stark, Jonathan M. Rothberg, Ph.D., and Jeffrey Hawkins were our PEOs for 2022. John Stark was our PEO for 2021. The individuals comprising the Non-PEO named executive officers for each year presented are listed below.

2021	2022	2023
Claudia Drayton	Patrick Schneider, Ph.D.	Jeffry R. Keyes
Michael McKenna, Ph.D.	Michael McKenna, Ph.D.	Grace Johnston, Ph.D.
Matthew Dyer, Ph.D.		Patrick Schneider, Ph.D.
Christian LaPointe, Ph.D.
2.
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

3.
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEOs and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table. We revised the average Compensation Actually Paid for our non-PEO NEOs in 2021 in accordance with new SEC guidance. In last year's Pay Versus Performance disclosure, we measured the change in fair value of the outstanding equity awards in 2021 from the date of the closing of our Business Combination. In this year’s disclosure, we measured the change in fair value from the end of the preceding fiscal year (i.e., fiscal year-end 2020).

Year	Summary Compensation Table Total for Jeffrey Hawkins ($)	Exclusion of Stock Awards and Option Awards for Jeffrey Hawkins ($)	Inclusion of Equity Values for Jeffrey Hawkins ($)	Compensation Actually Paid to Jeffrey Hawkins ($)
2023	1,052,500	—	865,006	1,917,506
Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non- PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2023	1,348,331	(745,665)	383,811	986,477
2021	1,981,868	(1,364,499)	1,619,065	2,236,434

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Jeffrey Hawkins ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Jeffrey Hawkins ($)	Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Jeffrey Hawkins ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Jeffrey Hawkins ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Jeffrey Hawkins ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Jeffrey Hawkins ($)	Total - Inclusion of Equity Values for Jeffrey Hawkins ($)
2023	—	723,970	—	141,036	—	—	865,006
Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non- PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2023	749,830	—	42,904	5,252	(414,175)	—	383,811
2021	1,218,871	255,924	12,136	132,134	—	—	1,619,065

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years. TSR has been indexed to June 10, 2021, the date of the closing of our Business Combination.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the three most recently completed fiscal years.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2023.
	(a)	(b)	(c)
Plan category	Plan category Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	17,639,319(1)	$3.01(2)	13,932,697(3)(4)
Equity compensation plans not approved by security holders(5)	5,719,750	$2.16	60,250
Total	23,359,069	$2.79	13,992,947
(1)	Consists of shares underlying options and RSUs outstanding under the 2013 Plan and 2021 Plan.
(2)	Consists of the weighted-average exercise price of stock options outstanding on December 31, 2023.
(3)
Consists of shares that remained available for future issuance under the 2021 Plan as of December 31, 2023. No shares remained available for future issuance under the 2013 Plan as of December 31, 2023.

(4)
The 2021 Plan has an evergreen provision that allows for an annual increase in the number of shares available for issuance under the 2021 Plan to be added on the first day of each fiscal year, beginning in fiscal year 2022 and ending on the second day of fiscal year 2031. The evergreen provides for an automatic increase in the number of shares available for issuance equal to the lesser of (i) 4% of the number of outstanding shares of common stock on such date and (ii) an amount determined by the plan administrator. This total does not reflect the automatic increase in the number of shares available for issuance under the 2021 Plan that was effective on January 1, 2024 pursuant the evergreen provision.

(5)
Column (a) consists of shares underlying (i) options granted to Mr. Hawkins in connection with the commencement of his employment with us on October 10, 2022 and (ii) options granted under the Quantum-Si Incorporated 2023 Inducement Equity Incentive Plan (the “2023 Inducement Plan”), and column (c) consists of shares that remained available for future issuance under the 2023 Inducement Plan as of December 31, 2023. These awards are granted as inducement awards material to the grantees entering into employment with us pursuant to Nasdaq Rule 5635(c)(4).

REPORT OF AUDIT COMMITTEE
The audit committee of our board of directors, which consists entirely of directors who meet the independence and experience requirements of the Nasdaq Stock Market, has furnished the following report:
The audit committee assists our board of directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by our board of directors, which is available on our website at www.quantum-si.com. This committee reviews and reassesses our charter annually and recommends any changes to our board of directors for approval. The audit committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Deloitte & Touche LLP. In fulfilling its responsibilities for the financial statements for fiscal year ended December 31, 2023, the audit committee took the following actions:
•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023 with management and Deloitte & Touche LLP, our independent registered public accounting firm;
•	Discussed with Deloitte & Touche LLP the matters required to be discussed in accordance with Auditing Standard No. 1301- Communications with Audit Committees; and
•
Received written disclosures and the letter from Deloitte & Touche LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s communications with the audit committee and the audit committee further discussed with Deloitte & Touche LLP their independence. The audit committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the audit committee’s review of the audited financial statements and discussions with management and Deloitte & Touche LLP, the audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.
Members of the Quantum-Si Incorporated Audit Committee

Brigid A. Makes
Ruth Fattori
Scott Mendel

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Lease Arrangements
We previously occupied office space located at 530 Old Whitfield Street, Guilford, Connecticut, which is owned by PB & AJ Express, LLC, whose manager and owner is Michael Rothberg, who is a sibling of Jonathan M. Rothberg, Ph.D., the founder of Legacy Quantum-Si and Chairman of our board of directors. We paid PB & AJ Express, LLC on a month-to-month basis for use of the space, and in connection with the Business Combination, we entered into a month-to-month lease with PB & AJ Express, LLC for this space. Under this arrangement, we paid approximately $156,400 and $321,600 for the years ended December 31, 2023 and 2022, respectively. In June 2023, we ended this lease and are no longer occupying this space.
We occupy office space at 351 New Whitfield Street, Guilford, Connecticut, and had occupied spaces at 485 Old Whitfield Street, Guilford, Connecticut, and 3000 El Camino Real, Suite 100, Palo Alto, California. The office space at 485 Old Whitfield Street, Guilford, Connecticut is leased from Oceanco, LLC by 4C, of which Michael Rothberg, who is a sibling of Jonathan M. Rothberg, Ph.D., the founder of Legacy Quantum-Si and Chairman of our board of directors, is the sole stockholder. The office space at 351 New Whitfield Street, Guilford, Connecticut is leased from an unrelated landlord by 4C. In connection with the Business Combination, 4C subleased space to us at 351 New Whitfield Street, where we occupy such portions of the space as 4C may designate from time to time on a month-to-month basis, and pay our pro rata share of expenses paid by 4C for such space under the master lease. The office space at 3000 El Camino Real was leased from an unrelated landlord by 4C. In connection with the Business Combination, 4C granted us a license to use such portions of the office space at 3000 El Camino Real as 4C may designate from time to time, and subsequently exited as of May 2023. We pay 4C on a per diem and month-to-month basis, respectively, for use of the space in 485 Old Whitfield Street and 351 New Whitfield Street, but no rental or lease agreement is effective. Under these arrangements, we paid an aggregate amount of approximately $97,000 and $167,000 in rent for the years ended December 31, 2023 and 2022, respectively.
Amended and Restated Technology Services Agreement
On November 11, 2020, Legacy Quantum-Si entered into an Amended and Restated Technology Services Agreement (the “ARTSA”) by and among 4C, Legacy Quantum-Si and other participant companies controlled by the Rothberg family, including Butterfly Network, Inc., AI Therapeutics, Inc., Hyperfine, Inc., 4Bionics LLC, identifeye Health Inc., Liminal Sciences, Inc. and Detect, Inc. Under the ARTSA, Legacy Quantum-Si and the other participant companies agreed to share certain non-core technologies, which means any technologies, information or equipment owned or otherwise controlled by the participant company that are not specifically related to the core business area of the participant, such as software, hardware, electronics, fabrication and supplier information, vendor lists and contractor lists, subject to certain restrictions on use, with the other participant companies. The ARTSA provided that ownership of each non-core technology shared by 4C, Legacy Quantum-Si or another participant company remained with the company that originally shared the non-core technology. The ARTSA also provides for 4C to perform certain services to Legacy Quantum-Si and each other participant company, such as general administration, facilities, information technology, financing, legal, human resources and other services. The ARTSA also provided for the participant companies to provide other services to each other. The fees due to 4C or the other participants for such services were allocated to Legacy Quantum-Si and the participant companies based on the total costs and expenses for the relative amount of services and resources used by the participant company, except for services with respect to intellectual property, which were based on a negotiated cost plus methodology. The ARTSA provided that all inventions of 4C, Legacy Quantum-Si or the other participants made in the course of providing such services are owned by the receiving participant and that the receiving participant will grant to the participant company providing the services a royalty-free, perpetual, limited, worldwide, non-exclusive license to use such inventions only in the core business field of the participating company.
The ARTSA had an initial term of five years from the date of the ARTSA and provided that the ARTSA be automatically extended for additional, consecutive one-year renewal terms. Each participating company, including Legacy Quantum-Si, has the right to terminate the ARTSA at any time upon 30 days’ prior notice and 4C had the right to terminate the ARTSA at any time upon 90 days’ prior notice. On February 17, 2021, Legacy Quantum-Si and 4C entered into the First Addendum to the ARTSA, pursuant to which Legacy Quantum-Si agreed to terminate its participation under the ARTSA in connection with the Business Combination. Legacy Quantum-Si entered into a

Master Services Agreement (“MSA”) with 4C effective as of February 17, 2021 pursuant to which we may engage 4C to provide services such as general administration, facilities, information technology, financing, legal, human resources and other services, through future statements of work and under terms and conditions to be determined by the parties with respect to any services to be provided.
We paid approximately $567,000 related to the year ended December 31, 2022, approximately $484,000 related to the year ended December 31 2023, and have incurred approximately $42,000 and paid $0 related to the period from January 1, 2024 to March 1, 2024, for services under the MSA. The incurred expenses for the years ended December 31, 2023 and 2022 include the amounts reported in the “Lease Arrangements” section above for the office space at 351 New Whitfield Street, Guilford, Connecticut, 485 Old Whitfield Street, Guilford, Connecticut, and 3000 El Camino Real, Suite 100, Palo Alto, California.
Technology and Services Exchange Agreement, License Agreements, Binders Collaboration, and Protein Engineering Collaboration
Legacy Quantum-Si has entered into a Technology and Services Exchange Agreement (the “TSEA”) by and among Legacy Quantum-Si and other participant companies controlled by the Rothberg family, consisting of Butterfly Network, Inc., AI Therapeutics, Inc., Hyperfine, Inc., 4Bionics LLC, identifeye Health Inc., Liminal Sciences, Inc. and Detect, Inc. The TSEA with Butterfly Network, Inc. was signed in November 2020, and the TSEA with the remaining participant companies was signed in February 2021 and became effective in connection with the Closing of the Business Combination. Under the TSEA, each participant company may, in its discretion, permit the use of non-core technologies, which include any technologies, information or equipment owned or otherwise controlled by the participant company that are not specifically related to the core business area of the participant, such as software, hardware, electronics, fabrication and supplier information, vendor lists and contractor lists, by other participant companies. The TSEA provides that ownership of each non-core technology shared by us or another participant company will remain with the company that originally shared the non-core technology. In addition, any participant company (including us) may, in its discretion, permit its personnel to be engaged by another participant company to perform professional, technical or consulting services for such participant. Unless otherwise agreed to by us and the other participant company, all rights, title and interest in and to any inventions, works-of-authorship, idea, data or know-how invented, made, created or developed by the personnel (employees, contractors or consultants) in the course of conducting services for a participant company (“Created IP”) will be owned by the participant company for which the work was performed, and the recipient participant company grants to the party that had its personnel provide the services that resulted in the creation of the Created IP a royalty-free, perpetual, limited, worldwide, non-exclusive, sub-licensable (and with respect to software, sub-licensable in object code only) license to utilize the Created IP only in the core business field of the originating participant company, including a license to create and use derivative works based on the Created IP in the originating participant’s core business field, subject to any agreed upon restrictions.
Legacy Quantum-Si has entered into license agreements with certain of the TSEA participant companies. Pursuant to an Exclusive Patent License Agreement and Exclusive Software License Agreement, Legacy Quantum-Si has granted (i) Detect, Inc. a worldwide, exclusive (even as to us) royalty-free, fully paid up, perpetual license to exploit certain products and software for the detection of COVID-19 (and other viruses, pathogens and/or components thereof including without limitation nucleic acids that might be useful for understanding COVID-19, including controls for correct application) using a risk assessment assay that performs, without an electronic instrument (except for a small heater and/or fluorescent readout), in an at-home or personal use environment, and/or without the assistance of a health care provider or laboratory professional; (ii) drug discovery, drug development, and drug commercialization (but excluding biological sequencing and protein design using “intelligent” evolution); (iii) ophthalmic imaging and/or measuring, including but not limited to associated point-of-care diagnostics, including but not limited to fluorescence-lifetime imaging (FLI) and/or optical coherence tomography (OCT), and time-of-flight sensors, including but not limited to range finding and 3D imaging; and (iv) protein design using directed evolution. Pursuant to an Exclusive Patent License Agreement and Exclusive Software License Agreement, Legacy Quantum-Si has granted LAM Therapeutics, Inc. a worldwide, exclusive (even as to us) royalty-free, fully paid up, perpetual license to exploit certain products and software for drug discovery, drug development, and drug commercialization (but excluding biological sequencing and protein design using “intelligent” evolution). Pursuant to an Exclusive License Agreement providing for a one-time upfront payment of $100,000 and royalties to us in the mid-single digits, Legacy Quantum-Si has granted identifeye Health Inc. a worldwide, exclusive license to exploit certain products for ophthalmic imaging and/or measuring, including but not limited to associated (i) point-of-care diagnostics, including but not limited to fluorescence-lifetime imaging (FLI) and/or optical coherence tomography (OCT), and (ii) time-of-flight sensors, including but not limited to range finding and 3D imaging. In addition, pursuant to the terms of an Exclusive Technology and Patent License Agreement and Exclusive Software License

Agreement, Legacy Quantum-Si has granted Protein Evolution, Inc. (“PEI”) a worldwide, exclusive (even as to us) royalty-free, fully paid up, perpetual license to exploit certain products and software for protein design using directed evolution, and pursuant to the terms of an Exclusive Patent Sublicense Agreement with royalties in the low single digits, Legacy Quantum-Si has granted PEI a worldwide, exclusive to license to exploit certain patents, services and technology (i) for protein design using directed evolution (the “PEI Field”) and (ii) for the concentration, purification, analysis and/or other manipulation of biomolecules solely within the PEI Field.
On September 20, 2021, we entered into a Binders Collaboration (the “Collaboration”) with PEI to develop technology and methods in the field of nanobodies and potentially other binders to produce novel biological reagents and related data. The Collaboration is made pursuant to and governed by the TSEA. Dr. Rothberg serves as Chairman of the board of directors of PEI and the Rothberg family are controlling stockholders of PEI. Effective March 31, 2022, the Collaboration with PEI was terminated, and we agreed to pay a final payment of approximately $1,135,000 under the Collaboration for all services rendered. There was no amount payable at December 31, 2023 or 2022.
Effective October 1, 2022 and March 13, 2023, we entered into a Protein Engineering Collaboration (the “New Collaborations”) with PEI to develop technology and methods in the field of nanobodies and potentially other binders to produce novel biological reagents and related data. The New Collaborations were made pursuant to and governed by the TSEA. Dr. Rothberg serves as Chairman of the Board of Directors of PEI and the Rothberg family are controlling stockholders of PEI. The amounts advanced and due from PEI at December 31, 2023 and 2022 related to operating expenses were approximately $280,000 and $45,000, respectively.
Amended and Restated Registration Rights Agreement
At the Closing of the Business Combination, we, the Sponsor and certain stockholders of Legacy Quantum-Si entered into the Amended and Restated Registration Rights Agreement, pursuant to which, among other things, the parties to the Amended and Restated Registration Rights Agreement were granted certain registration rights with respect to their respective shares of our common stock, in each case, on the terms and subject to the conditions therein.
Executive Chairman Agreement with Jonathan M. Rothberg, Ph.D.
In connection with the Business Combination Agreement, Legacy Quantum-Si and Dr. Rothberg, the founder of Legacy Quantum-Si, and Chairman of our board of directors, entered into the Executive Chairman Agreement, effective as of the Closing, pursuant to which Dr. Rothberg advised our Chief Executive Officer and provided guidance to our board of directors. As compensation for Dr. Rothberg’s services under the Executive Chairman Agreement, we paid Dr. Rothberg a consulting fee of $33,334 per month during the term of the Executive Chairman Agreement. The Legacy Quantum-Si board of directors granted to Dr. Rothberg 1,500,000 RSUs. The RSUs will vest on the second anniversary of the grant date, without regard to Dr. Rothberg’s continued service to us, with full acceleration of vesting in the event of Dr. Rothberg’s death or disability or a change in control. Effective November 1, 2022, the Executive Chairman Agreement was terminated.
Advisory Agreement with Jonathan M. Rothberg, Ph.D.
Effective November 1, 2022, we entered into an Advisory Agreement with Dr. Rothberg, pursuant to which Dr. Rothberg serves as Chairman of our board of directors and advises our Chief Executive Officer and the board of directors on strategic matters, and provides consulting, business development and similar services on matters relating to our current, future and potential scientific and strategic initiatives and such other consulting services reasonably requested from time to time. Pursuant to the Advisory Agreement, as compensation for the services provided thereunder, in March 2023, we granted to Dr. Rothberg an option to purchase 250,000 shares of our Class A common stock pursuant to the 2021 Plan. In connection with the Advisory Agreement, Dr. Rothberg’s title was changed from Executive Chairman to Chairman of our board of directors.
Indemnification Agreements with Officers and Directors and Directors’ and Officers’ Liability Insurance
In connection with this Business Combination, we entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements, our amended and restated certificate of incorporation, as amended, and our bylaws require that we indemnify our directors to the fullest extent not prohibited by Delaware law. Subject to certain limitations, the bylaws will also require us to advance expenses incurred by our directors and officers. We will also maintain a general liability insurance policy, which covers certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers.

PROPOSAL NO. 1

ELECTION OF DIRECTORS
On March 20, 2024, our board of directors nominated Jonathan M. Rothberg, Ph.D., Jeffrey Hawkins, Paula Dowdy, Ruth Fattori, Amir Jafri, Jack Kenny, Brigid A. Makes, Kevin Rakin, and Scott Mendel for election at the annual meeting. If they are elected, they will serve on our board of directors until the 2025 annual meeting of stockholders and until their respective successors have been elected and qualified or subject to their earlier death, resignation or removal.
Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Jonathan M. Rothberg, Ph.D., Jeffrey Hawkins, Paula Dowdy, Ruth Fattori, Amir Jafri, Jack Kenny, Brigid A. Makes, Kevin Rakin, and Scott Mendel as directors. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as our board of directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.
Each nominee for director who receives the affirmative vote of a majority of the votes cast will be elected (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee).
OUR BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF JONATHAN M. ROTHBERG, PH.D., JEFFREY HAWKINS, PAULA DOWDY, RUTH FATTORI, AMIR JAFRI, JACK KENNY, BRIGID A. MAKES, KEVIN RAKIN, AND SCOTT MENDEL AS DIRECTORS, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm to audit our financial statements for the fiscal years ended December 31, 2024. Deloitte & Touche LLP was our independent registered public accounting firm for the fiscal years ended December 31, 2023 and 2022.
Our board of directors proposes that the stockholders ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit our financial statements for the fiscal year ended December 31, 2024. We expect that representatives of Deloitte & Touche LLP will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
In deciding to appoint Deloitte & Touche LLP, the audit committee reviewed auditor independence issues and existing commercial relationships with Deloitte & Touche LLP and concluded that Deloitte & Touche LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2024.
The following is a summary of fees paid to Deloitte & Touche LLP for the fiscal years ended December 31, 2023 and December 31, 2022.
	2023	2022
Audit fees(1)	$916,917	$988,200
Audit-related fees(2)	—	—
Tax fees(2)	—	—
All other fees(2)	$3,828	—
Total	$920,745	$988,200
(1)
Audit fees consisted of audit work performed in the preparation of consolidated financial statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as quarterly review procedures and the provision of consents in connection with the filing of registration statements and related amendments, as well as other filings.

(2)	There were $3,828 and no tax and other related fees in 2023 and 2022, respectively.
Since the formation of our audit committee, the audit committee has pre-approved all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant
Consistent with SEC policies regarding auditor independence, the audit committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the audit committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.
Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the audit committee for approval.
1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting or reporting standards.
2. Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3. Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.
4. Other Fees are those associated with services not captured in the other categories. We generally do not request such services from our independent registered public accounting firm.
Prior to engagement, the audit committee pre-approves these services by category of service. The fees are budgeted and the audit committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the audit committee requires specific pre-approval before engaging our independent registered public accounting firm.
The audit committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the audit committee at its next scheduled meeting.
In the event the stockholders do not ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, the audit committee will reconsider its appointment.
The affirmative vote of a majority of the votes cast at the annual meeting is required to ratify the appointment of the independent registered public accounting firm.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL NO. 3
NON-BINDING, ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT
We are seeking your advisory vote as required by Section 14A of the Securities Exchange Act of 1934, as amended, on the approval of the compensation of our named executive officers as described in the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our compensation committee or our board of directors. However, the Compensation Committee and our board of directors will review the voting results and take them into consideration when making future decisions regarding executive compensation. We have determined to hold an advisory vote to approve the compensation of our named executive officers annually, and the next such advisory vote will occur at the 2024 Annual Meeting of Stockholders.
Our compensation philosophy is designed to align each executive’s compensation with Quantum-Si Incorporated’s short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to performance factors that measure our progress against the goals of our strategic and operating plans, as well as our performance against that of our peer companies.
In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2024 annual meeting:
“RESOLVED, that the compensation paid to the named executive officers of Quantum-Si Incorporated, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”
The affirmative vote of the majority of the votes cast at the annual meeting is required to approve, on a non-binding, advisory basis, this resolution.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL NO. 4

DIRECTOR CAP AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION
Our board of directors has determined that it is advisable to approve the Director Cap Amendments to amend our Certificate of Incorporation to remove the cap on the number of directors to serve on our board of directors and make related changes to the process for filling newly created directorships or board vacancies, and recommends that the stockholders approve the Director Cap Amendments. The full text of the proposed amendments to the Certificate of Incorporation is attached to this proxy statement as Appendix A. This Proposal No. 4 is separate and independent from Proposal No. 5 described below.
Reasons for the Proposed Director Cap Amendments
Our Certificate of Incorporation currently provides that the number of directors of the Company shall be fixed from time to time solely by the board of directors; provided, however, that prior to the Voting Threshold Date (as defined below), unless otherwise approved by the Requisite Stockholder Consent (as defined below), the number of the directors shall not exceed nine.
The “Voting Threshold Date” means the first date on which the issued and outstanding shares of Class B common stock represents less than 50% of the total voting power of the then outstanding shares of our capital stock. Until the Voting Threshold Date has occurred, the number of directors cannot exceed nine without the “Requisite Stockholder Consent,” which means (i) prior to the Voting Threshold Date, the action at a meeting or by written consent (to the extent permitted under the Certificate of Incorporation) of the holders of a majority in voting power of the shares of our capital stock, and (ii) on and after the Voting Threshold Date, the action at a meeting or by written consent (to the extent permitted under the Certificate of Incorporation) of the holders of two-thirds of the voting power of the shares of our capital stock. Because the Voting Threshold Date has not yet occurred, our board of directors cannot increase the number of directors beyond nine without stockholder approval that includes the approval of Dr. Rothberg. After the Voting Threshold Date has occurred, the requirement for stockholder approval by holders of two-thirds of the voting power of our capital stock may make it more difficult for our board of directors to increase the number of directorships and would add expense and delay to any increase in the size of the board of directors.
Additionally, currently our Certificate of Incorporation provides that, in the event of a newly created directorship that results from an increase in or any vacancy on our board of directors, such increase or vacancy may be filled: (i) prior to the Voting Threshold Date, (x) if the number of directors does not exceed nine, by the affirmative vote of the directors then in office, or by a sole remaining director, or by the stockholders if approved by the Requisite Stockholder Consent, and (y) if the number of directors is more than nine, solely by the stockholders by the Requisite Stockholder Consent, or (ii) on or after the Voting Threshold Date, by the affirmative vote of directors then in office or the sole remaining directors (the “Vacancy Provision”).
Our board of directors proposes to amend the Certificate of Incorporation to remove the requirement for the Company to obtain stockholder approval to increase the number of directors beyond nine. In connection with the removal of the cap on the number of directors, we are also proposing to make corresponding administrative amendments to the Vacancy Provision that relate to the cap on the number of directors such that, if approved, the filling of any newly created directorship or vacancy on the board of directors would be approved by the directors then in office or the sole remaining director.
Our board of directors believes the Director Cap Amendments to our Certificate of Incorporation are in the best interests of the Company. The proposed amendments would provide our board of directors greater flexibility to use its discretion to establish an appropriate number of directors from time-to-time based on the needs of the Company and the availability of qualified candidates.
Our Chairman of our board of directors, Dr. Rothberg, beneficially owns 100% of our Class B common stock and controls a majority of the voting power of all of our outstanding capital stock (79.97% as of March 1, 2024). Dr. Rothberg is able to control matters submitted to our stockholders for approval, including the election of directors, amendments of our organizational documents and any merger, consolidation, sale of all or substantially all of our assets or other major corporate transactions.
The affirmative vote of a majority of the voting power of the Company’s outstanding common stock, voting as a single class, is required to approve the Director Cap Amendments to our Certificate of Incorporation to effect the proposed Director Cap Amendments to our Certificate of Incorporation to remove the cap on the number of directors to serve on our board of directors and make related changes to the process for filling newly created directorships or board vacancies. Abstentions and broker non-votes, if any, will be treated as votes against this proposal. Dr. Rothberg has indicated his intention to vote in favor of the Director Cap Amendments proposal, in which case we would not need any other shares issued and outstanding to vote in favor of the Director Cap Amendments proposal in order to have the Director Cap Amendments proposal approved.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE DIRECTOR CAP AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE DIRECTOR CAP AMENDMENTS UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL NO. 5

SUNSET AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
Our board of directors has determined that it is advisable to approve the Sunset Amendment to our Certificate of Incorporation to add a provision with respect to the automatic conversion of our Class B common stock effective June 10, 2028, which is seven years from the date of the closing of our Business Combination, and recommends that the stockholders approve the Sunset Amendment. The full text of the proposed amendment to the Certificate of Incorporation is attached to this proxy statement as Appendix A. This Proposal No. 5 is separate and independent from Proposal No. 4 described above.
Reasons for the Proposed Sunset Amendment
Our Certificate of Incorporation currently provides for a dual-class structure that is not subject to a time-based sunset provision, in which shares of our Class B common stock have 20 votes per share, while shares of our Class A common stock have one vote per share. Our Chairman of our board of directors, Dr. Rothberg, beneficially owns 100% of our Class B common stock and controls a majority of the voting power of all of our outstanding capital stock (79.97% as of March 1, 2024). As such, Dr. Rothberg has the ability to significantly influence our business and affairs through his ownership of the high vote Class B common stock, even though Dr. Rothberg owns less than a majority of the outstanding shares of our capital stock. Dr. Rothberg is able to control matters submitted to our stockholders for approval, including the election of directors, amendments of our organizational documents and any merger, consolidation, sale of all or substantially all of our assets or other major corporate transactions. Dr. Rothberg, as controlling shareholder, may have interests that differ from other stockholders and may vote in a way with which other stockholders disagree and which may be adverse to the interests of other stockholders.
This concentrated control may have the effect of delaying, preventing or deterring a change in control of the Company, could deprive our stockholders of an opportunity to receive a premium for their capital stock as part of a sale of the Company, and might ultimately affect the market price of shares of our Class A common stock. As a result, conflicts of interest may arise among Dr. Rothberg, on the one hand, and the Company and holders of our Class A common stock on the other hand. If the holders of our Class A common stock are dissatisfied with the performance of our board of directors, they have no ability to remove any of our directors, with or without cause.
The board of directors believes it is important to approve the Sunset Amendment to our Certificate of Incorporation to add a provision with respect to the automatic conversion of our Class B common stock effective June 10, 2028, which is seven years from the date of the closing of our Business Combination, to create alignment between economic interests and voting rights, reduce the concentration of our voting power, and incentivize stockholders to vote. In addition, the board of directors also believes that the elimination of our dual-class capital structure may provide other benefits to the Company and its stockholders, including possible inclusion of the Company in certain stock indices, such as the S&P Dow Indices, that bar companies with a multi-class capital structure. In light of the foregoing, the board of directors believes it is in the best interests of the Company and its stockholders to approve the Sunset Amendment.
The following votes are required to approve the Sunset Amendment to our Certificate of Incorporation: the (i) affirmative vote of the holders of two-thirds of the outstanding Class B common stock, voting as a separate class, (ii) affirmative vote of a majority of the voting power of the Company’s outstanding common stock, voting together as a single class, and (iii) majority of the votes cast by the holders of the Class B common stock present or represented by proxy at the annual meeting and voting affirmatively or negatively on such matter, voting as a separate class. Abstentions and broker non-votes, if any, will be treated as votes against this proposal. Dr. Rothberg has indicated his intention to vote in favor of the Sunset Amendment proposal, in which case we would not need any other shares issued and outstanding to vote in favor of the Sunset Amendment proposal in order to have the Sunset Amendment proposal approved.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE SUNSET AMENDMENT TO OUR CERTIFICATE OF INCORPORATION, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE SUNSET AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF CONDUCT AND ETHICS
We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics is posted on our website at www.quantum-si.com and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at Quantum-Si Incorporated, 29 Business Park Drive, Branford, Connecticut 06405. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive officer and principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market.
OTHER MATTERS
Our board of directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
To be considered for inclusion in the proxy statement relating to our annual meeting of stockholders, we must receive stockholder proposals (other than for director nominations) no later than January 2, 2025. To be considered for presentation at such annual meeting of stockholders, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received not less than 90 days nor more than 120 days prior to the first anniversary of this year’s annual meeting; provided, however, that in the event that the date of such annual meeting of stockholders is advanced by more than 30 days, or delayed by more than 70 days, from the first anniversary of the this year’s annual meeting, a stockholder’s notice must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.
Proposals that are not received in a timely manner will not be voted on at the annual meeting of stockholders. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Corporate Secretary, Quantum-Si Incorporated, 29 Business Park Drive, Branford, Connecticut 06405.
Branford, Connecticut
April 29, 2024

APPENDIX A
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
QUANTUM-SI INCORPORATED
It is hereby certified that:
FIRST:	The name of the corporation is Quantum-Si Incorporated (the “Corporation”).
SECOND:	The Certificate of Incorporation is hereby further amended by striking out Article VIII, Part B in its entirety and by substituting in lieu of the following:
(B)
Number of Directors. Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of the directors of the Corporation shall be fixed from time to time solely by the Board. For the avoidance of doubt, no decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

THIRD:	The Certificate of Incorporation is hereby further amended by striking out Article VIII, Part D in its entirety and by substituting in lieu of the following:
(D)
Vacancies; Newly Created Directorships. Subject to the rights of holders of any series of Preferred Stock, any newly created directorship that results from an increase in the number of directors or any vacancy on the Board that results from the death, disability, resignation, disqualification or removal of any director or from any other cause shall be filled: (i) prior to the Voting Threshold Date, by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director, or by the stockholders of the Corporation with the Requisite Stockholder Consent, or (ii) on or after the Voting Threshold Date solely by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director.

FOURTH:
The Second Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), is hereby further amended by amending Article IV, Part A, Section 7.2 to add the following subsection (d):

(d)
Sunset Provision. Each outstanding share of Class B Common Stock shall automatically, without further action by the Corporation or the holder thereof, convert into one (1) fully paid and nonassessable share of Class A Common Stock on June 10, 2028.

FIFTH:	The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
EXECUTED, effective as of this ____ day of______, 2024.
QUANTUM-SI INCORPORATED

By:
Jeffrey Hawkins
President and Chief Executive Officer

29 BUSINESS PARK DRIVE
BRANFORD, CONNECTICUT 06405

SCAN TO
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V51220-P13872 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

QUANTUM-SI INCORPORATED

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR ALL OF THE NOMINEES IN PROPOSAL 1, AND FOR PROPOSALS 2, 3, 4 & 5.

Nominees:	**For**	**Against**	**Abstain**
1a. Jonathan M. Rothberg, Ph.D.	☐	☐	☐
1b. Jeffrey Hawkins	☐	☐	☐
1c. Paula Dowdy	☐	☐	☐
1d. Ruth Fattori	☐	☐	☐
1e. Amir Jafri	☐	☐	☐
1f. Jack Kenny	☐	☐	☐
1g. Brigid A. Makes	☐	☐	☐
1h. Kevin Rakin	☐	☐	☐
1i. Scott Mendel	☐	☐	☐

Please sign EXACTLY as name appears at the left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full related title. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PLEASE VOTE TODAY!
SEE REVERSE SIDE
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Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

** TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED **

V51221-P13872

Annual Meeting of Stockholders May 15, 2024
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints Jeffry Keyes and Christian LaPointe, Ph.D., and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Quantum-Si Incorporated held of record by the undersigned at the close of business on April 29, 2024 at the Annual Meeting of Stockholders of Quantum-Si Incorporated to be held on May 15, 2024, or at any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 and 5.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, INCLUDING ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

YOUR VOTE IS VERY IMPORTANT – PLEASE SUBMIT YOUR PROXY TODAY

(continued and to be signed on the reverse side)